As filed with the Securities and Exchange Commission on December 29, 2005





                                               Securities Act File No. 333-11283
                                   Investment Company Act File Act No. 811-07797

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                                   ----------



              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [X]

[_]                         PRE-EFFECTIVE AMENDMENT NO.


                          POST-EFFECTIVE AMENDMENT NO. 50                    [X]


                                        and/or
          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]


                                AMENDMENT NO. 50




                        (Check appropriate box or boxes)


                         SUNAMERICA FOCUSED SERIES, INC.
               (Exact Name of Registrant as Specified in Charter)


                                   ----------

                           Harborside Financial Center
                                  3200 Plaza 5
                           Jersey City, NJ 07311-4992
               (Address of Principal Executive Office) (Zip Code)

       Registrant's telephone number, including area code: (800) 858-8850

                               Gregory N. Bressler
                                 General Counsel

                      AIG SunAmerica Asset Management Corp.
                           Harborside Financial Center
                                  3200 Plaza 5
                           Jersey City, NJ 07311-4992
                    (Name and Address for Agent for Service)



                                    Copy to:
                             Margery K. Neale, Esq.
                              Shearman & Sterling LLP
                              599 Lexington Avenue
                               New York, NY 10022


                  Approximate Date of Proposed Public Offering:
    As soon as practical after this Registration Statement becomes effective.

  It is proposed that this filing will become effective (check appropriate box)



          [_] immediately upon filing pursuant to paragraph (b)
          [_] 60 days after filing pursuant to paragraph (a)(1).
          [X] on February 28, 2006 pursuant to paragraph (a)(1)
          [_] 75 days after filing pursuant to paragraph (a)(2)
          [_] on (date) pursuant to paragraph (a)(2) of Rule 485.




                    If appropriate, check the following box:

               [_] This post-effective amendment designates a new
                      effective date for a previously filed
                            post-effective amendment.

AIG SUNAMERICA

Focused Portfolios


                                                                 PROSPECTUS 2006

                                   [GRAPHIC]

                                          [AIG SUNAMERICA LOGO]  SUN AMERICA
                                                                 MUTUAL FUNDS

THIS IS A PRIVACY STATEMENT AND NOT PART OF THE PROSPECTUS.

PRIVACY STATEMENT

SunAmerica collects nonpublic personal information about you from the following sources:

o     Information we receive from you on applications or other forms; and

o Information about your AIG SunAmerica Mutual Funds transactions with us or others, including your financial adviser.

SunAmerica will not disclose any nonpublic personal information about you or your account(s) to anyone unless one of the following conditions is met:

o     SunAmerica receives your prior written consent;

o     SunAmerica believes the recipient is your authorized representative;

o SunAmerica is permitted by law to disclose the information to the recipient in order to service your account(s); or

o     SunAmerica is required by law to disclose information to the recipient.

If you decide to close your account(s) or become an inactive customer, SunAmerica will adhere to the privacy policies and practices as described in this notice.

SunAmerica restricts access to your personal and account information to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.

--------------------------------------------------------------------------------
FEBRUARY 28, 2006                     PROSPECTUS
--------------------------------------------------------------------------------

SUNAMERICA FOCUSED PORTFOLIOS


FOCUSED DIVIDEND STRATEGY PORTFOLIO


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                          [AIG SUNAMERICA LOGO]  SUN AMERICA
                                                                 MUTUAL FUNDS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


PORTFOLIO HIGHLIGHTS ......................................................    2

SHAREHOLDER ACCOUNT INFORMATION ...........................................   10

MORE INFORMATION ABOUT THE PORTFOLIO ......................................   21

   GLOSSARY ...............................................................   22

     INVESTMENT TERMINOLOGY ...............................................   22

     RISK TERMINOLOGY .....................................................   24

PORTFOLIO MANAGEMENT ......................................................   25

INFORMATION ABOUT ADVISERS ................................................   26

FINANCIAL HIGHLIGHTS ......................................................   28


                                             [AIG SUNAMERICA LOGO]  SUN AMERICA
                                                                    MUTUAL FUNDS

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

Q&A


The "VALUE" ORIENTED philosophy to which the Portfolio subscribes, that of investing in securities believed to be undervalued in the market-reflects a contrarian approach, in that the potential for superior relative performance is believed to be highest when stocks of fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and may have generally been overlooked by the market.

EQUITY SECURITIES include Common Stock and Preferred Stocks, convertible securities, warrants and rights.

The following questions and answers are designed to give you an overview of the Focused Dividend Strategy Portfolio of SunAmerica Focused Series, Inc. (the "Portfolio"), and to provide you with information about the Portfolio and its investment goal, principal investment strategy, and principal investment techniques. The goal may be changed without shareholder approval, although you will receive notice of any change. There can be no assurance that the Portfolio's investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. More complete investment information is provided under "More Information About the Portfolio," on pages [ ], and the glossary that follows on pages [ ].

Q:    WHAT ARE THE PORTFOLIO'S INVESTMENT GOAL, PRINCIPAL STRATEGY AND
      TECHNIQUES?

A:

                            PRINCIPAL                   PRINCIPAL
             INVESTMENT    INVESTMENT                  INVESTMENT
PORTFOLIO       GOAL        STRATEGY                   TECHNIQUES
---------   ------------   ----------                  ----------
FOCUSED     total return   value        employs a modified "buy and hold"
DIVIDEND    (including                  strategy with up to thirty high dividend
STRATEGY    capital                     yielding equity securities selected
PORTFOLIO   appreciation                monthly from the Dow Jones Industrial
PORTFOLIO   and current                 Average and broader market[, and may
            income)                     include foreign securities]. At least
                                        80% of the Portfolio's net assets plus
                                        any borrowing for for investment
                                        purposes will be invested in dividend
                                        yielding equity securities.

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ADDITIONAL INFORMATION ABOUT THE PORTFOLIO

The Portfolio has principal investment techniques which require 80% of its assets be invested consistently with its name. The Fund may change this technique without shareholder approval, however shareholders will receive 60 days notice prior to any such change.

ADDITIONAL INFORMATION ABOUT THE FOCUSED DIVIDEND STRATEGY PORTFOLIO

The Focused Dividend Strategy Portfolio will select up to thirty high dividend yielding common stocks; which will be evaluated and adjusted at the discretion of the portfolio manager on a monthly basis, with consideration of the following factors: 1) dividend yield; 2) quality as defined by high sales/earnings growth;
3) good valuation as defined by low price to book, price to earning, price to cash flow, and enterprise value to earnings before interest taxes depreciation and amortization (EBITDA); 4) good momentum as defined by relative strength, positive earnings surprise, positive return on equity; and 5) mispricing as defined by overselling/buying, assets unaccounted for by the market, extra merger and acquisition (M&A) value, probably of earnings disappointment, and money flow. [Selections for the Portfolio may include securities of foreign issuers, but such securities may not exceed 20% of the Portfolio at each monthly rebalancing.]

The monthly consideration of the stocks that meet these criteria will take place within the first five business days of each month, on the basis of information as of the preceding month. Immediately after the Focused Dividend Strategy Portfolio buys and sells stocks, it will hold approximately an equal value of each of the thirty stocks. In other words, the Focused Dividend Strategy Portfolio will invest about 1/30 of its assets in each of the stocks that make up its portfolio. Thereafter, when an investor purchases shares of the Focused Dividend Strategy portfolio, the Adviser will invest additional funds in the pre-selected stocks based on each stock's respective percentage of the fund's assets at the time.

The Focused Dividend Strategy Portfolio employs a strategy to hold stocks between its monthly rebalancing even if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally. Due to changes in the market value of the stocks held by the Focused Dividend Strategy Portfolio it is likely that the weighting of the stocks in its portfolio will fluctuate throughout the course of the month.

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------


PRINCIPAL RISKS SPECIFIC TO THE PORTFOLIO(1)

                                             PORTFOLIO SPECIFIC
PORTFOLIO                                    PRINCIPAL RISKS
---------                                    ---------------
Focused Dividend Strategy Portfolio          Strict Investment Techique(4);
                                             Equity Securities(2);
                                             Non-Diversification(3);
                                             [Foreign Securities(5)]

(1) Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank or SunAmerica or SunAmerica's affiliates, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

(2) The Portfolio invests primarily in equity securities. As with any equity portfolio, the value of your investment in the Portfolio may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may decline under varying market conditions - for example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen. In addition individual stocks selected for the Portfolio may under perform the market generally.

(3) The Portfolio is non-diversified, which means it can invest a larger portion of its assets in the stock of a single company than can some other mutual funds. By concentrating in a smaller number of stocks, the Portfolio's risk is increased because the effect of each stock on the Portfolio's performance is greater.

(4) The holdings of the Portfolio will be adjusted on a monthly basis only. The Portfolio will not deviate from its strategy (except to the extent necessary to comply with federal tax laws). Even if the stocks selected for the Portfolio perform poorly the portfolio manager may not adjust the portfolio mix until the beginning of the next month. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other funds.

[(5) The value of the Portfolio's investment in foreign countries may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.]

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Q:    HOW HAS THE PORTFOLIO PERFORMED HISTORICALLY?

A: The Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and compare the Portfolio's average annual returns, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

FOCUSED DIVIDEND STRATEGY PORTFOLIO*  (CLASS A)


During the 6-year period shown in the bar chart, the highest return for a quarter was [ ]% (quarter ended [ ]) and the lowest return for a quarter was [ ]% (quarter ended [ ]).

                                  [BAR CHART]

                            1999          -7.43%
                            2000           2.03%
                            2001           7.69%
                            2002          -7.05%
                            2003          19.57%
                            2004           9.30%
                            2005              0%

                                                       Average Annual Total Returns (as of calendar
                                                              year ended December 31, 2005)
                                                -----------------------------------------------------
                                                                                       Class A, B and
                                                            Past One     Past Five        C Since
Focused Dividend Strategy Portfolio(1)                        Year         Years        Inception(6)
                                                Class B      [   ]%        [   ]%         [   ]%
                                                Class C      [   ]%        [   ]%         [   ]%
Return Before Taxes (Class A)                                [   ]%        [   ]%         [   ]%
Return After Taxes on Distributions (Class A)                [   ]%        [   ]%         [   ]%
Return After Taxes on Distributions
and Sale of Fund Shares (Class A)(2)                         [   ]%        [   ]%         [   ]%

S&P 500(R) Index(2A)                                         [   ]%        [   ]%         [   ]%(7)
Russell 1000(R) Value Index(3)                               [   ]%        [   ]%         [   ]%
Wilshire Large Cap Value Index(4)                            [   ]%        [   ]%         [   ]%
Morningstar Large Blend Category(4A)                         [   ]%        [   ]%         [   ]%(8)
Morningstar Large Value Category(5)                          [   ]%        [   ]%         [   ]%


(1)   Includes sales charges.

(2) When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


(2A) The Standard & Poor's 500(R) Composite Stock Price Index (S&P 500(R)) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.


(3) The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth value.

(4) The Wilshire Large Cap Value Index measures large-cap stocks that exhibit value characteristics. This is a market cap weighted index including a selection of securities from the Wilshire Large Cap 750 Index that meet Wilshire's criteria for value.


(4A) Developed by Morningstar, the Morningstar Large Blend Category currently reflects a group of mutual funds that have portfolios with large-cap stocks with relatively low prices given anticipated per-share earnings, book value, cash flow, sales and dividends.

(5) Developed by Morningstar, the Morningstar Large Value Category currently reflects a group of mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

(6) Class A, B and II shares commenced offering on June 8, 1998. Class II shares of the Portfolio were redesignated as Class C shares of the Portfolio on February 20, 2004.

(7)   As of June 8, 1998.

(8)   As of May 31, 1998.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

      * Performance information shown includes that of Focused Dividend Strategy Portfolio series of SunAmerica Equity Funds, which was reorganized into the Portfolio on February 20, 2004 (the "Focused Dividend Reorganization"). The Portfolio commenced operations upon consummation of the Focused Dividend Reorganization. The Portfolio is the successor to the Focused Dividend Strategy Portfolio of SunAmerica Equity Funds.

--------------------------------------------------------------------------------


Q:    WHAT ARE THE PORTFOLIO'S EXPENSES?

A: The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

                                                                             FOCUSED DIVIDEND
                                                                            STRATEGY PORTFOLIO
                                                                       ----------------------------
                                                                       Class A    Class B   Class C
                                                                       -------    -------   -------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

   Maximum Sales Charge (Load) Imposed
   on Purchases (as a percentage of offering price)(1) ...........      5.75%       None      None

   Maximum Deferred Sales Charge (Load)
   (as a percentage of amount redeemed
   or original purchase cost)(2) .................................       None       4.00%     1.00%

   Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends ...............................       None       None      None

   Redemption Fee(3) .............................................       None       None      None

   Exchange Fee ..................................................       None       None      None

   Maximum Account Fee ...........................................       None       None      None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

   Management Fees ...............................................     [    ]%     [   ]%     [  ]%

   Distribution (12b-1) Fees(4) ..................................     [    ]%     [   ]%     [  ]%

   Other Expenses ................................................     [    ]%     [   ]%     [  ]%

Total Annual Fund Operating Expenses .............................     [    ]%     [   ]%     [  ]%

Expense Reimbursement ............................................     [    ]%     [   ]5%    [  ]%

Net Expenses(6) ..................................................     [    ]%(5)  [   ]%(5)  [  ]%(5)

(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.

(2) Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase (for purchases prior to February 20, 2004, the CDSC applies only if shares are redeemed within twelve months of their purchase). CDSC is calculated as a percentage of amount redeemed or of original purchase cost, whichever is lower. See pages [ ] for more information on the CDSCs.


(3)   A $15.00 fee will be imposed on wire and overnight mail redemptions.


(4) Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


(5) The Board of Directors, including a majority of the Independent Directors, approved the Investment Advisery and Management Agreement subject to the net expense ratio set forth above. SunAmerica will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses be higher than the net expense ratio. SunAmerica may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Directors, including a majority of the Independent Directors.

(6) Through directed brokerage arrangements a portion of the Funds' expenses have been reduced. "Other Expenses" does not take into account this expense reduction and are therefore higher than the actual expenses of the Fund. Had the expense reductions been taken into account "Net Expenses" for each class would have been as follows:


Portfolio                     Class A       Class B        Class C
---------                     -------       -------        -------
Focused Dividend Strategy     [    ]%       [    ]%        [    ]%

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------


EXAMPLE


This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table your costs would be:


If you redeemed your investment at the end of the periods indicated:


                                                 1 year  3 years  5 years  10 years
FOCUSED DIVIDEND STRATEGY PORTFOLIO
     (Class A shares) .......................    $[   ]  $[    ]  $[    ]   $[    ]
     (Class B shares)*.......................     [   ]   [    ]   [    ]    [    ]
     (Class C shares) .......................     [   ]   [    ]   [    ]    [    ]

----------
* Class B shares generally convert to Class A shares approximately eight years after purchase, as described in the section entitled "Shareholder Account Information" on page [ ]. Therefore, expense information for years 9 and 10 is the same for both Class A and B shares.

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If you did not redeem your shares:


                                                 1 year  3 years  5 years  10 years
FOCUSED DIVIDEND STRATEGY PORTFOLIO
     (Class A shares) .......................    $[   ]  $[    ]  $[    ]   $[    ]
     (Class B shares)*.......................     [   ]   [    ]   [    ]    [    ]
     (Class C shares) .......................     [   ]   [    ]   [    ]    [    ]

----------
* Class B shares generally convert to Class A shares approximately eight years after purchase, as described in the section entitled "Shareholder Account Information" on page [ ]. Therefore, expense information for years 9 and 10 is the same for both Class A and B shares.

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SELECTING A SHARE CLASS


The Portfolio offers a number of classes of shares through this Prospectus, which include Class A, Class B and Class C shares. Each class of shares has its own cost structure or requirements, so you can choose the one best suited to your investment needs. Your broker or financial adviser can help you determine which class is right for you.


                 CLASS A                                      CLASS B                                      CLASS C
o Front-end sales charges, as described     o No front-end sales charge; all your         o No front-end sales charge; all your
  below. There are several ways to reduce     money goes to work for you right away.        money goes to work for you right away.
  these charges, also described below.
                                            o Higher annual expenses than Class A         o Higher annual expenses than Class A
o Lower annual expenses than Class B or       shares.                                       shares.
  Class C shares.
                                            o Deferred sales charge on shares you         o Deferred sales charge on shares you sell
                                              sell within six years of purchase, as         within twelve months of purchase, as
                                              described on page 24.                         described below.

                                            o Automatic conversion to Class A shares      o No conversion to Class A.
                                              approximately eight years after purchase.

                                            o Purchases in an amount of $100,000 or
                                              more will not be permitted. You should
                                              consult with your financial adviser to
                                              determine whether other share classes are
                                              more beneficial given your circumstances.

CALCULATION OF SALES CHARGES

CLASS A. Sales Charges are as follows:           Sales Charge         Concession to Dealers
                                            -----------------------------------------------
                                              % OF       % OF NET             % OF
                                            OFFERING      AMOUNT            OFFERING
YOUR INVESTMENT                               PRICE      INVESTED            PRICE
                                            -----------------------------------------------
Less than $50,000 .......................     5.75%       6.10%              5.00%
$50,000 but less than $100,000 ..........     4.75%       4.99%              4.00%
$100,000 but less than $250,000 .........     3.75%       3.90%              3.00%
$250,000 but less than $500,000 .........     3.00%       3.09%              2.50%
$500,000 but less than $1,000,000 .......     2.00%       2.04%              1.75%
$1,000,000 or more* .....................     None        None               1.00%

* Purchases of $1,000,000 or more are subject to a concession to dealers of up to 1.00%.

INVESTMENTS OF $1 MILLION OR MORE: Class A shares are available with no front-end sales charge. However, a 1% CDSC is imposed on shares you sell within one year of purchase and a 0.50% CDSC is charged on shares you sell after the first year and within the second year after purchase.

--------------------------------------------------------------------------------

CLASS B: Shares are offered at their net asset value per share, without any front-end sales charge. However, there is a CDSC on shares you sell within six years of buying them. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

Class B deferred charges:

Years after purchase year                CDSC on shares being sold
     1st year or 2nd year                          4.00%
     3rd and 4th year                              3.00%
     5th year                                      2.00%
     6th year                                      1.00%
     7th year and thereafter                       None


If you purchased Class B shares of the Portfolio prior to January 2, 2002, the CDSC schedule applicable at the time you originally purchased the shares will continue to apply. Any Class B shares purchased on or after January 2, 2002 will be subject to the CDSC schedule described above.


CLASS C: Shares are offered at their net asset value per share, without any front-end sales charge. However, there is also a CDSC of 1% on shares you sell within 12 months after you buy them.

DETERMINATION OF CDSC: Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

If you acquired your Class B or Class C shares in connection with the reorganization of a North American Fund into your Portfolio, the CDSC schedule applicable at the time you originally purchased your shares will continue to apply (even if you exchange your shares for shares of another fund distributed by AIG SunAmerica Capital Services, Inc.). Any Class B or Class C shares that you purchase subsequent to the reorganization will be subject to the CDSC schedule described above. See the Statement of Additional Information for information on the CDSC schedule imposed by North American Funds that may continue to be applicable to your shares.

FOR PURPOSES OF THE CDSC, WE COUNT ALL PURCHASES YOU MAKE DURING A CALENDAR MONTH AS HAVING BEEN MADE ON THE FIRST DAY OF THAT MONTH.

SALES CHARGE REDUCTIONS AND WAIVERS

To receive a waiver or reduction in sales charges under the programs described below, the shareholder must notify the Distributor (or other financial intermediary through which shares are being purchased) at the time of purchase or notify the Transfer Agent at the time of redeeming shares for those reductions or waivers that apply to contingent deferred sales charges. Such notification must be provided in writing by the shareholder (or other financial intermediary through which shares are being purchased). In addition, a shareholder must provide certain information and records to the Portfolio as described below under "Information and records to be provided to Portfolio."

REDUCTION FOR CERTAIN INVESTORS OF CLASS A SHARES. Various individuals and institutions may be eligible to purchase Class A shares at reduced sales charge rates under the programs described below. The Portfolio reserves the right to modify or to cease offering these programs at any time.

      o RIGHTS OF ACCUMULATION. A purchaser of Portfolio shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described below) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Portfolio that were previously purchased, shares of the other classes of the same Portfolio, as well as shares of any class of any other Portfolio or of any of the other Portfolios advised by SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

      o LETTER OF INTENT. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent, establishes a total investment goal in Class A shares of one or more Portfolios to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Portfolios made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any Portfolio, or of other funds advised by SunAmerica, that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction; provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------


      o COMBINED PURCHASES. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares you must inform the Distributor or Transfer Agent if you have entered into a letter of intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. To receive a reduced front-end sales charge, you or your Financial Intermediary must inform the Fund at the time of your purchase of Fund shares that you believe you qualify for a discount. If you purchased shares through a financial intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify eligibility for reduced sales charges.

WAIVERS FOR CERTAIN INVESTORS FOR CLASS A SHARES. The following individuals and institutions may purchase Class A shares without a sales charge. The Portfolio reserves the right to modify or to cease offering these programs at any time.


      o FINANCIAL PLANNERS, INSTITUTIONS, BROKER-DEALER REPRESENTATIVES OR REGISTERED INVESTMENT ADVISERS UTILIZING PORTFOLIO SHARES IN FEE BASED INVESTMENT PRODUCTS UNDER AN AGREEMENT WITH AIG SUNAMERICA CAPITAL SERVICES, INC. The following conditions established by the AIG SunAmerica Capital Services, Inc. apply: (i) the financial planner, financial institution or broker-dealer has signed a supplemental selling agreement and charges its client(s) an advisory fee based on the assets under management on an annual basis, and
            (ii) such financial planner, financial institution or broker-dealer does not advertise that shares of the Portfolio may be purchased by clients at net asset value.


      o PARTICIPANTS IN CERTAIN QUALIFIED RETIREMENT PLANS OR EMPLOYEE BENEFIT PLANS (OTHER THAN IRAS) WHICH ARE SPONSORED OR ADMINISTERED BY SUNAMERICA OR AN AFFILIATE THEREOF. A plan will qualify for purchases at net asset value provided that (a) the initial amount invested in one or more of the Portfolios (or in combination with the shares of other AIG SunAmerica Mutual Funds) is at least $750,000, (b) the sponsor signs a $750,000 Letter of Intent, or (c) such shares are purchased by an employer-sponsored plan with at least 75 eligible employees.

      o SELLING BROKERS AND THEIR EMPLOYEES AND SALES REPRESENTATIVES AND THEIR FAMILIES.

WAIVERS FOR CERTAIN INVESTORS FOR CLASS B AND C SHARES. Under the following circumstances, the contingent deferred sales charge may be waived on redemption of CLASS B and C shares. The Portfolio reserves the right to modify or to cease offering these programs at any time.

      o DEATH. Contingent deferred sales charges may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property.

      o DISABILITY. Contingent deferred sales charges may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code).

      o DISTRIBUTIONS OR LOANS. Contingent deferred sales charges may be waived on taxable distributions or loans to participants of qualified retirement plans or retirement accounts (not including rollovers) for which AIG SunAmerica Funds Services, Inc. serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

      o SYSTEMATIC WITHDRAWAL PLAN. Contingent deferred sales charges may be waived when routine bill payment or periodic withdrawals are made from an investor's account up to a maximum amount of 12% per year based on the value of the account at the time the plan is established. Please refer to the "Additional Investor Services" in this Prospectus for more details about this plan.

OTHER SALES CHARGE ARRANGEMENTS AND WAIVERS. The Portfolio and the Distributor offer other opportunities to purchase shares without sales charges under the programs described below. The Portfolio reserves the right to amend or discontinue these programs at any time without prior notice.

      o DIVIDEND REINVESTMENT. Dividends and/or capital gains distributions received by a shareholder from the Portfolio will automatically be reinvested in additional shares of the same Portfolio and share class without sales charge, at the net asset value per share in effect on the payable date. Alternatively, dividends and distributions may be reinvested in any fund distributed by AIG SunAmerica Capital Services, Inc. except SunAmerica Senior Floating Rate Fund. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options.

      o EXCHANGE OF SHARES. Shares of the Portfolio may be exchanged for the same class of shares of one or more other funds distributed by AIG SunAmerica Capital Services, Inc. except SunAmerica Senior Floating Rate Fund at net asset value per share at the time of exchange. Please refer to the "Additional Investor Services" in this Prospectus for more details about this program.

--------------------------------------------------------------------------------

      o REINSTATEMENT PRIVILEGE. Within one year of a redemption of certain Class A, Class B and Class C shares, the proceeds of the sale may be invested in the same share class of the same Portfolio without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a contingent deferred sales charge when you sold your shares, we will credit your account with the dollar amount of the contingent deferred sales charge at the time of sale. This may impact the amount of gain or loss recognized on the previous sale, for tax purposes. All accounts involved must be registered in the same name(s).

DISTRIBUTION AND SERVICE FEES


Each class of shares of the Portfolio has its own 12b-1 plan that provides for distribution and account maintenance and service fees (payable to AIG SunAmerica Capital Services, Inc.) based on a percentage of average daily net assets, as follows:


                                             ACCOUNT MAINTENANCE AND
             CLASS      DISTRIBUTION FEE           SERVICE FEE
               A              0.10%                   0.25%
               B              0.75%                   0.25%
               C              0.75%                   0.25%


Because 12b-1 fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

OPENING AN ACCOUNT (CLASSES A, B AND C)

1.    Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investments for each class of the Portfolio are as follows:

            o     non-retirement account: $500

            o     retirement account: $250

            o dollar cost averaging: $500 to open; you must invest at least $25 a month

      The minimum subsequent investments for the Portfolio are as follows:


            o     non-retirement account: $100

            o     retirement account: $25

3. Complete the appropriate parts of the Account Application, carefully following the instructions. If you have questions, please contact your broker or financial adviser or call Shareholder/Dealer Services at 1-800-858-8850.

4. Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5. Make your initial investment using the chart on the next page. You can initiate any purchase, exchange or sale of shares through your broker or financial adviser.

As part of your application, you are required to provide information regarding your personal identification that is required under anti-money laundering laws, including the USA PATRIOT Act of 2001, as amended (the "PATRIOT Act"). If we are unable to obtain the required information, your application will be considered to be not in good order, and it therefore cannot be processed. Your application and any check or other deposit that accompanied your application will be returned to you. Applications must be received in good order under the PATRIOT Act requirements and as otherwise required in this prospectus in order to receive that day's net asset value. In addition, applications received in good order are nevertheless subject to customer identification verification procedures under the PATRIOT Act. We may ask to see your driver's license or other identifying documents. We may share identifying information with third parties for the purpose of verification. If your identifying information cannot be verified within 48 hours of receipt of your application, the account will not be processed and your original investment that accompanied the application will be redeemed at the then current net asset value and returned to you. In these circumstances, the amount redeemed may be less than your original investment and may have tax implications. Consult with your tax advisor for details. Non-resident aliens will not be permitted to establish an account through the check and application process at the transfer agent.

If you invest in the Portfolio through your dealer, broker or financial advisor, your dealer, broker or financial advisor may charge you a transaction-based or other fee for its services in connection with the purchase or redemption of Portfolio shares. These fees are in addition to those imposed by the Portfolio and its affiliates. You should ask your dealer, broker or financial advisor about its applicable fees.

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

HOW TO BUY SHARES (CLASS A, B AND C)
BUYING SHARES THROUGH YOUR DEALER

You can buy shares through any dealer, broker or financial institution that has a selling agreement with AIG SunAmerica Capital Services, Inc. Your dealer will place your order with the Portfolio on your behalf.

BUYING SHARES THROUGH THE PORTFOLIO

OPENING AN ACCOUNT                                                ADDING TO AN ACCOUNT
BY CHECK
--------------------------------------------------------------------------------------------------------------------------

o   Make out a check for the investment amount, payable to the    o  Make out a check for the investment amount, payable
    Portfolio or payable to AIG SunAmerica Mutual Funds. An          to the Portfolio or payable to AIG SunAmerica Mutual
    account cannot be opened with a Fund check.                      Funds. Shares cannot be purchased with a Fund check.

o   Deliver the check and your completed Account                  o  Include the stub from your Portfolio statement or a
    Application (and Supplemental Account Application, if            note specifying the Portfolio name, your share class,
    applicable) to:                                                  your account number and the name(s) in which the
                                                                     account is registered.
       (via regular mail)
       AIG SunAmerica Mutual Funds                                o  Indicate the Portfolio and account number in the memo
       c/o BFDS                                                      section of your check.
       PO Box 219186
       Kansas City, MO 64121-9186                                 o  Deliver the check and your stub or note to your
                                                                     broker or financial advisor, or mail them to:

       (via express, certified and registered mail)
       AIG SunAmerica Mutual Funds                                      (via regular mail)
       c/o BFDS                                                         AIG SunAmerica Mutual Funds
       330 W 9th St.                                                    c/o BFDS
       Kansas City, MO 64105-1514                                       PO Box 219373
                                                                        Kansas City, MO 64121-9373
o   All purchases must be in U.S. dollars. Cash, money orders
    and/or travelers checks will not be accepted. A $25.00 fee          (via express, certified and registered mail)
    will be charged for all checks returned due to insufficient         AIG SunAmerica Mutual Funds
    funds.                                                              c/o BFDS
                                                                        330 W 9th St.
o   Accounts can only be opened by check by a non-resident              Kansas City, MO 64105-1514
    alien or on funds drawn from a non-U.S. bank if they are
    processed through a brokerage account or the funds are
    drawn from a U.S. branch of a non-U.S. bank. A personal
    check from an investor should be drawn from the investor's bank account. In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted.

BY WIRE
--------------------------------------------------------------------------------------------------------------------------

o   Fax your completed application to AIG SunAmerica Fund         o  Instruct your bank to wire the amount of your
    Services, Inc. at 201-324-6496.                                  investment to:

o   Obtain your account number by calling Shareholder Services          State Street Bank & Trust Company
    1-800-858-8850.                                                     Boston, MA
                                                                        ABA #0110-00028
o   Instruct your bank to wire the amount of your investment            DDA #99029712
    to:
                                                                     ATTN: (Put Name of Portfolio and Share Class).
       State Street Bank & Trust Company
       Boston, MA                                                    FBO:  (Account number & names in which the Acct.
       ABA #0110-00028                                                     is registered).
       DDA #99029712
                                                                     Your bank may charge a fee to wire funds.
    ATTN: (Put Name of Portfolio and Share Class).

    FBO: (Account number & names in which the Acct. is registered).

    Your bank may charge a fee to wire funds.

TO OPEN OR ADD TO AN ACCOUNT USING DOLLAR COST AVERAGING, SEE "ADDITIONAL INVESTOR SERVICES."

HOW TO SELL SHARES (CLASS A, B AND C)
SELLING SHARES THROUGH YOUR DEALER

You can sell shares through any dealer, broker or financial institution that has a selling agreement with AIG SunAmerica Capital Services, Inc. Your dealer will place your order with the Portfolio on your behalf.

SELLING SHARES THROUGH THE PORTFOLIO

BY MAIL
--------------------------------------------------------------------------------------------------------------------------
Send your request to:                                             Your request should include:

       Via Regular mail                                              o  Your name,
       AIG SunAmerica Mutual Funds
       c/o BFDS                                                      o  Portfolio name, share class and account number,
       PO Box 219186
       Kansas City, MO 64121-9186                                    o  The dollar amount or number of shares to be
                                                                        redeemed,
       Via express, certified and registered mail
       AIG SunAmerica Mutual Funds                                   o  Any special payment instructions,
       c/o BFDS
       330 W 9th Street                                              o  The signature of all registered owners exactly as
       Kansas City, MO 64105-1514                                       the account is registered, and

                                                                     o  Any special documents required to assure proper
                                                                        authorization.

BY PHONE
--------------------------------------------------------------------------------------------------------------------------
o   Call  Shareholder  Services at  1-800-858-8850 between
    8:30 a.m. and 7:00 p.m. Eastern Time on most business days.

o Or, for automated 24-hour account access call FastFacts at 1-800-654-4760.

BY WIRE
--------------------------------------------------------------------------------------------------------------------------
If banking instructions exist on your account, this may be done   If the account registration at your bank is different
by calling Shareholder Services at 1-800-858-8850 between         than your account at AIG SunAmerica, your request must
8:30 a.m. and 7:00 p.m. (Eastern Time) on most business days.     be signature guaranteed. A notarization is not
Otherwise, you must provide, in writing, the following            acceptable.
information:
                                                                  Minimum amount to wire money is $250. A $15 fee will be
                                                                  deducted from your account.
   o   The Fund name, share class and account number you are
       redeeming.

   o   Bank or financial institution name,

   o   ABA routing number, and

   o   Account registration.

BY INTERNET
--------------------------------------------------------------------------------------------------------------------------
Visit our website at WWW.SUNAMERICAFUNDS.COM, and select the      Proceeds for all transactions will normally be sent on
"View Your Account" hyperlink (generally not available for        the business day after the trade date. Additional
retirement accounts).                                             documents may be required for certain transactions.

TO SELL SHARES THROUGH A SYSTEMATIC WITHDRAWAL PLAN, SEE "ADDITIONAL INVESTOR SERVICES."

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

CERTAIN REQUESTS REQUIRE A SIGNATURE GUARANTEE:

To protect you and the fund from fraud, the following redemption requests must be in writing and include a signature guarantee (although there may be other situations that also require a signature guarantee) if:

      o     Redemptions of $100,000 or more

      o The proceeds are to be payable other than as the account is registered

      o The redemption check is to be sent to an address other than the address of record

      o     Your address of record has changed within the previous 30 days

      o Shares are being transferred to an account with a different registration

      o Someone (such as an Executor) other than the registered shareholder(s) is redeeming shares. Additional documents may be required.

You can generally obtain a signature guarantee from the following sources:

      o     A broker or securities dealer

      o     A federal savings, cooperative or other type of bank

      o     A savings and loan or other thrift institution

      o     A credit union

      o     A securities exchange or clearing agency.

A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------


TRANSACTION POLICIES (ALL CLASSES)

VALUATION OF SHARES. The net asset value per share (NAV) for each class of the Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAV for the Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio's shares may change on days when you will not be able to purchase or redeem your shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Portfolio's Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio's shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. The Portfolio uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

BUY AND SELL PRICES. When you buy Class A, B or C shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell Class A, B or C shares, you receive the NAV minus any applicable CDSCs.

[The Portfolio may invest up to 20% in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. As a result, the value of the Portfolio's shares may change on days when the Portfolio is not open for purchase or redemptions.]

EXECUTION OF REQUESTS. The Portfolio is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Fund receives your request in good order. If the Fund or AIG SunAmerica Capital Services, Inc. receives your order before the Portfolio's close of business (generally 4:00 p.m., Eastern time), you will receive that day's closing price. If the Fund or AIG SunAmerica Capital Services, Inc. receives your order after that time, you will receive the next business day's closing price. If you place your order through a broker or financial adviser, you should make sure the order is transmitted to the Portfolio before its close of business. The Fund and AIG SunAmerica Capital Services, Inc. reserve the right to reject any order to buy shares.

During periods of extreme volatility or market crisis, the Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

The Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of this Portfolio's shares may change on days when you will not be able to purchase or redeem your shares.

If the Portfolio determines that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment of redemption proceeds wholly or partly in cash, the Portfolio may pay the redemption price by a distribution in kind of securities from the Portfolio in lieu of cash. At various times, the Portfolio may be requested to redeem shares for which it has not yet received good payment. The Portfolio may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days from the date of receipt of payment.


TELEPHONE TRANSACTIONS. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Portfolio is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.


EXCHANGES. You may exchange shares of the Portfolio for shares of the same class of any other fund distributed by AIG SunAmerica Capital Services, Inc., except for SunAmerica Senior Floating Rate Fund. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under "Additional Investor Services."

If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange. Your CDSC schedule will not change if you exchange Class B shares of the Portfolio that you purchased prior to January 2, 2002 for another fund's Class B shares (which currently have a longer CDSC schedule). Also, if you exchange shares acquired in connection with the reorganization of a North American Fund into your Portfolio for another fund's shares, the CDSC schedule applicable at the time you originally purchased the shares of the North American Fund will continue to apply.

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------


The Portfolio may change or cancel its exchange privilege at any time, upon 60 days' written notice to its shareholders. The Portfolio at all times also reserves the right to restrict, reject or cancel any exchange transactions, for no reason or any reason, without notice. For example, the Portfolio may refuse any sale of Portfolio shares through an exchange by any investor or group if, in the Portfolio's judgment, the trade (1) may interfere with the efficient management of the Portfolio's portfolio, (2) may appear to be connected with a strategy of market timing (as described below in the "Market Timing Trading Policies and Procedures" section), or (3) may have the potential of otherwise adversely affecting the Portfolio. In making a decision to reject an exchange request, the Portfolio may consider, among other factors, the investor's trading history in the Portfolio and in other AIG SunAmerica Funds.

REJECTED EXCHANGES. If the Portfolio rejects an exchange request involving the purchase of Portfolio shares, the rejected exchange request will also mean that there will be no sales of the shares that would have been used for the exchange purchase. Of course, you may generally redeem shares of the Portfolio at any time, subject to any applicable redemption fees or CDSCs.

CERTIFICATED SHARES. The Portfolio does not issue certificated shares.

PORTFOLIO HOLDINGS. The Portfolio's policies and procedures with respect to the Portfolio's securities are described in the Statement of Additional Information.


MARKET TIMING TRADING POLICIES AND PROCEDURES


MARKET TIMING POLICIES. The Portfolio discourages excessive or short-term trading, often referred to as "market timing", and seeks to restrict or reject such trading or take other action, as described below, if in the judgment of the Portfolio or any of its service providers, such trading may interfere with the efficient management of the Portfolio's portfolio, may materially increase the Portfolio's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Portfolio and its shareholders. The Portfolio's Boards of Directors/Trustees have adopted policies and procedures with respect to such trading, which are described in this section.

All Portfolio shareholders are subject to these policies and procedures, regardless of how their shares were purchased or are otherwise registered with the Portfolio's transfer agent. While the Portfolio's expectation is that the market timing policies will be enforced by financial intermediaries pursuant to the Portfolio's prospectus, the Portfolio may be limited in their ability to monitor the trading activity or enforce the Portfolio's market timing trading policies and procedures with respect to certain customers of financial intermediaries. For example, should it occur, the Portfolio may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of the Portfolio, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, excessive or short-term trading may interfere with the efficient management of the Portfolio's portfolio, increase the Portfolio's transactions costs, administrative costs and taxes and/or impact Portfolio performance.

In addition, if the nature of the Portfolio's portfolio holdings expose the Portfolio to investors who engage in the type of excessive or short-term trading that seeks to take advantage of possible delays between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the net asset value of the fund's shares, sometimes referred to as "arbitrage market timing," there is the possibility that such trading, under certain circumstances, may dilute the value of Portfolio shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net delays between the change in the value of a mutual fund's portfolio holdings and the net asset value of the fund's shares.

[If the Portfolio holds a significant amount of investments in foreign securities, arbitrage market timers may seek to exploit delays between the change in the value of the Portfolio's holdings and the change of net asset value of the Portfolio's shares because certain foreign markets close several hours ahead of the U.S. markets.]

MARKET TIMING PROCEDURES. The Portfolio's procedures include committing staff of the Portfolio's shareholder services agent to monitor trading activity in the Portfolio on a regular basis by selectively reviewing transaction reports in an effort to identify trading activity that may be excessive or short-term and detrimental to the Portfolio. Factors considered in the monitoring process include, but may not be limited to, the frequency of transactions by the financial intermediary, the Portfolio's investment objective, the size of the Portfolio and the dollar amount of the transaction. In the event that such trading activity is identified and based on the information the Portfolio and its service providers in their sole discretion conclude that the trading may be detrimental to the Portfolio, the Portfolio reserves the right to temporarily or permanently bar your future purchases into AIG SunAmerica funds or, alternatively, may limit the amount, number of frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange between funds).

Though the implementation of the Portfolio's procedures involve judgments that are inherently subjective and involve some selectivity in their application, the Portfolio and the Portfolio's service providers seek to make judgments that are consistent with the interests of the Portfolio's shareholders. There is no assurance that the Portfolio or its service providers will gain access to any or all information necessary to detect market timing. While the Portfolio will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Portfolio cannot represent that such trading activity can be completely eliminated.

--------------------------------------------------------------------------------

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of the Portfolio's market timing trading policies are not necessarily deemed accepted by the Portfolio and may be rejected or revoked by the Portfolio on the next business day following receipt by the Portfolio.

ADDITIONAL INVESTOR SERVICES (CLASSES A, B AND C)

To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial adviser, or call Shareholder/Dealer Services at 1-800-858-8850.

DOLLAR COST AVERAGING lets you make regular investments from your bank account to any fund of your choice distributed by AIG SunAmerica Capital Services, Inc. You determine the frequency and amount of your investments, and you can terminate your participation at any time.

SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payment or periodic withdrawals from your account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established. The Systematic Withdrawal Plan is not available for the SunAmerica Senior Floating Rate Fund. To use:

      o     Make sure you have at least $5,000 worth of shares in your account.

      o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges and taxes).

      o Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a signature guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. Each withdrawal must be at least $50.

      o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

      o     Make sure your dividends and capital gains are being reinvested.


SYSTEMATIC EXCHANGE PROGRAM may be used to exchange shares of the Portfolio periodically for the same class of shares of one or more other funds distributed by AIG SunAmerica Capital Services, Inc., except for SunAmerica Senior Floating Rate Fund, Inc. To use:


      o Specify the fund(s) from which you would like money withdrawn and into which you would like money invested.

      o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

      o     Specify the amount(s). Each exchange must be worth at least $50.

      o Accounts must be registered identically; otherwise a signature guarantee will be required.

RETIREMENT PLANS. AIG SunAmerica Mutual Funds offer a range of qualified retirement plans, including IRAs, Simple IRAs, Roth IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans, 529 plans, Individual (K) plans and other pension and profit-sharing plans. Using these plans, you can invest in any fund distributed by AIG SunAmerica Capital Services, Inc. with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 1-800-858-8850.

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES

ACCOUNT MAILINGS:

ACCOUNT STATEMENTS. Generally, account statements are mailed to dealers and shareholders on a quarterly basis.

TRANSACTION CONFIRMATIONS. Generally, you will receive an account confirmation:

      o After every transaction that affects your account balance (except a dividend reinvestment, automatic purchase or automatic redemption of systematic exchange).

      o After any changes of name or address of the registered owner(s), or after certain account option changes.

IRS TAX FORMS. Every year you should also receive, if applicable, an IRS Form 1099 tax information statement, mailed by January 31st.

These mailings apply to accounts opened through the Portfolio. Accounts opened through a broker/dealer firm will receive statements from that financial institution.

PROSPECTUSES, ANNUAL AND SEMIANNUAL REPORTS. As an alternative to regular mail, you may elect to receive these reports via electronic delivery. To enroll for this option, visit our website at WWW.SUNAMERICAFUNDS.COM, and select the "Go Paperless" hyperlink (Note: this option is only available to accounts opened through the Portfolio.)


DIVIDENDS. The Portfolio generally distributes most or all of its net earnings in the form of dividends. Income dividends, if any, are paid quarterly by the Portfolio. Capital gains distributions, if any, are paid at least annually by the Portfolio.

DIVIDEND REINVESTMENTS. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same Portfolio and share class on which they were paid. Alternatively, dividends and distributions may be reinvested in any fund distributed by AIG SunAmerica Capital Services, Inc, except SunAmerica Senior Floating Rate Fund, Inc. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial adviser or call Shareholder/Dealer Services at 1-800-858-8850, change dividend and distribution payment options.

TAXABILITY OF DIVIDENDS. As long as the Portfolio meets the requirements for being a tax-qualified regulated investment company, which the Portfolio has in the past and intends to in the future, it pays no federal income tax on the earnings it distributes to shareholders.


Dividends you receive from the Portfolio, whether reinvested or taken as cash, are generally considered taxable. The Portfolio intends to make distributions that may be taxed as ordinary income and capital gains (which may be taxable at different rates depending on the length of time the Portfolio holds its assets).

Some dividends paid in January may be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive.

The IRS Form 1099 that is mailed to you every January details your dividends and their federal income tax category, although you should verify your tax liability with your tax professional.


Individual participants in the employee retirement plans should consult their plan documents and their own tax advisers for information on the tax consequences associated with participating in the plans.


"BUYING INTO A DIVIDEND." You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. If you hold Class B shares, you will not have a taxable event when they convert into Class A shares.

OTHER TAX CONSIDERATIONS. If you are not a resident or a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% United States withholding tax, unless a lower treaty rate applies.


By law, the Portfolio must withhold 28% of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number.

This section summarizes some of the consequences under current United States federal income tax law of an investment in the Portfolio. It is not a substitute for professional tax advice. Consult your tax adviser about the potential tax consequences of an investment in the Portfolio under all applicable laws.

SMALL ACCOUNTS. If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Portfolio may close out your account and mail you the proceeds. Alternatively, you may be charged at the annual rate of $24 to maintain your account. Your account will not be closed if its drop in value is due to Portfolio performance, the effects of sales charges, or administrative fees (for retirement plans only).

MORE INFORMATION ABOUT THE PORTFOLIO
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                         FOCUSED
                                                   DIVIDEND STRATEGY
                                                        PORTFOLIO
------------------------------------------------------------------------------
What is the Portfolio's investment goal?           Total return (including
                                                   capital appreciation and
                                                   current income)

------------------------------------------------------------------------------
What principal investment strategies does          value
the Portfolio use to implement its
investment goal?

------------------------------------------------------------------------------
What are the Portfolio's principal investment      employ a modified "buy and
techniques?                                        hold" strategy with up to
                                                   thirty high dividend yielding
                                                   equity securities selected
                                                   monthly from the Dow Jones
                                                   Industrial Average and
                                                   the broader market[, and may
                                                   include foreign securities]

------------------------------------------------------------------------------
What are the Portfolio's other significant         o  [Foreign securities]
(non-principal) investments?

------------------------------------------------------------------------------
What other types of securities may the Portfolio   o  Annual rebalancing
normally invest in as part of efficient portfolio
management and which may produce some              o  Cash flow management

                                                   o  Short-term investment
------------------------------------------------------------------------------
What risks may affect the Portfolio?               PRINCIPAL RISKS:

                                                   o  Market volatility

                                                   o  Disciplined strategy

                                                   o  Non-diversification

                                                   [NON-PRINCIPAL RISKS:

                                                   o  Foreign exposure]

--------------------------------------------------------------------------------

GLOSSARY

INVESTMENT TERMINOLOGY

GROWTH OF CAPITAL is growth of the value of an investment.

CAPITAL APPRECIATION is growth of the value of an investment.

CONSERVATION OF PRINCIPAL means investing in a manner that tries to protect the value of an investment against market movements and other economic events.


EQUITY SECURITIES include common and preferred stocks, convertible securities, warrants and rights.


CONVERTIBLE SECURITIES are bonds or preferred stocks that may be exchanged for common stock of the same or a different company.


SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide the Portfolio with sufficient liquidity to meet redemptions and cover expenses.

DEFENSIVE INSTRUMENTS include high quality fixed income securities and money market instruments. The Portfolio will use temporary defensive instruments in response to adverse market, economic, political or other conditions. When the Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, the Portfolio may not achieve its investment goal.


FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include American Depositary Receipts (ADRS) or other similar securities that convert into foreign securities, such as European Depositary Receipts (EDRS) and Global Depositary Receipts (GDRS).

It may be necessary under certain foreign laws, less expensive, or more expedient to invest in FOREIGN INVESTMENT COMPANIES, which invest in certain foreign markets, including emerging markets. Investing through such vehicles may involve frequent or layered fees or expenses, and the Adviser will not invest in such investment companies unless, in its judgment, the potential benefits justify the payment of any associated fees and expenses.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates.

OPTIONS AND FUTURES are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.

22

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MORE INFORMATION ABOUT THE PORTFOLIO
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A SPECIAL SITUATION arises when, in the opinion of an Adviser, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.


MONTHLY REBALANCING The monthly consideration of the stocks that meet these criteria will take place within the first five business days of each month, on the basis of information as of the preceding month. Immediately after the Focused Dividend Strategy Portfolio buys and sells stocks, it will hold approximately an equal value of each of the thirty stocks. In other words, the Focused Dividend Strategy Portfolio will invest about 1/30 of its assets in each of the stocks that make up its portfolio. Thereafter, when an investor purchases shares of the Focused Dividend Strategy portfolio, the Adviser will invest additional funds in the pre-selected stocks based on each stock's respective percentage of the fund's assets at the time. The Focused Dividend Strategy Portfolio employs a strategy to hold stocks between its monthly rebalancing even if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally. Due to changes in the market value of the stocks held by the Focused Dividend Strategy Portfolio it is likely that the weighting of the stocks in its portfolio will fluctuate throughout the course of the month.


CASH FLOW MANAGEMENT Because the Focused Dividend Strategy Portfolio will be at all times fully invested in the stocks selected using the criteria described above, the Portfolio will use the following policies to manage cash that it receives from the sale of its shares. As the Portfolio's shares are sold during the year, new cash received by the Portfolio will first be used to the extent necessary to meet redemption requests. The balance of any such cash will be invested weekly (or more frequently as the Adviser deems necessary) in the thirty stocks selected for the Portfolio. The Portfolio will purchase the stocks as of its most recent rebalancing in proportion to the current weightings of such stocks in its portfolio and without any intention to rebalance the Portfolio's holdings on an interim basis. To the extent redemptions exceed available cash, the Portfolio will generally meet redemption requests by selling stocks on a pro rata basis (subject to rounding and the avoidance of odd lots), based on the current weightings of such stocks in its portfolio and without any intention to rebalance its holdings on an interim basis.

MORE INFORMATION ABOUT THE PORTFOLIO
--------------------------------------------------------------------------------


RISK TERMINOLOGY


STOCK MARKET VOLATILITY: The stock market as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in the Portfolio's portfolio.

SECURITIES SELECTION: A strategy used by the Portfolio, or securities selected by its Adviser, may fail to produce the intended return.


SMALL AND MID MARKET CAPITALIZATION: Companies with smaller market capitalizations tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Mid-cap companies will be subject to these risks to a lesser extent.

TECHNOLOGY COMPANIES: The industries in which technology companies may be found can be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, worldwide scientific and technological developments and changes in governmental regulation and policies.


NON-DIVERSIFICATION: By concentrating in a smaller number of stocks, the Portfolio's risk is increased because the effect of each stock on the Portfolio's performance is greater.


FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.


CURRENCY VOLATILITY: The value of the Portfolio's foreign portfolio investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-dollar securities.


DERIVATIVES: Derivatives are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

HEDGING: Hedging is a strategy in which the Adviser uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

EMERGING MARKETS: An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.


DISCIPLINED STRATEGY: The Focused Dividend Strategy Portfolio will not deviate from its passively managed strategy, which entails buying and holding up to thirty stocks selected through objective selection criteria (except as necessary to comply with federal tax laws applicable to the Portfolio). The Portfolio will not sell stocks in its portfolio and buy different stocks except during the first five business days of each month, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.

PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

MANAGER. AIG SunAmerica Asset Management Corp. ("SunAmerica") manages the Portfolio, provides various administrative services, and supervises the daily business affairs of the Portfolio. SunAmerica is responsible for decisions to buy and sell securities for the Portfolio, selection of broker-dealers and negotiation of commission rates for the Portfolio. SunAmerica has received an exemptive order from the Securities and Exchange Commission that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Fund with unaffiliated Advisers approved by the Board of Directors without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated Advisers for new or existing Portfolios, change the terms of particular agreements with unaffiliated Advisers or continue the employment of existing unaffiliated Advisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders of the Portfolio have the right to terminate an agreement with an Adviser for the Portfolio at any time by a vote of the majority of the outstanding voting securities of the Portfolio. Shareholders will be notified of any Adviser changes. The order also permits the Fund to disclose the Advisers' fees only in the aggregate for the Portfolio. For the fiscal year ended October 31, 2005, the Portfolio paid SunAmerica an annual fee equal to a percentage of average daily net assets as follows:

PORTFOLIO                                   FEE RATE
---------                                   --------
Focused Dividend Strategy Portfolio           [ ]%

Payments to subadvisers for their services would be made by SunAmerica, not by the Portfolio.

Prior to February 20, 2004, the Focused Dividend Strategy Portfolio was operated as the Focused Dividend Strategy Portfolio of the SunAmerica Equity Funds. For the fiscal year ended October 31, 2005, the Focused Dividend Strategy Portfolio of the SunAmerica Equity Funds paid SunAmerica a fee equal to [ ]% of average daily net assets.

SunAmerica was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $43 billion as of November 30, 2005. In addition to managing the Portfolio, SunAmerica serves as adviser, manager and/or administrator for Anchor Series Trust, Seasons Series Trust, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I, VALIC Company II and SunAmerica Series Trust.

DISTRIBUTOR. AIG SunAmerica Capital Services, Inc. distributes the Portfolio's shares. The Distributor, a SunAmerica company, receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under the Portfolio's Class A, Class B and Class C 12b-1 plans.

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including in some instances, affiliates of the Distributor in connection with sales of shares of the Portfolio). This compensation may include (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A, Class B or Class C shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Portfolio, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant number of shares of the Portfolio. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In addition, the following types of non-cash compensation may be offered through sales contests: (i) travel mileage on major air carriers; (ii) tickets for entertainment events (such as concerts or sporting events); or (iii) merchandise (such as clothing, trophies, clocks, pens or other electronic equipment). Broker-dealers may not use sales of the Portfolio's shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the National Association of Securities Dealers. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.

ADMINISTRATOR. AIG SunAmerica Fund Services, Inc. assists the Portfolio's transfer agent in providing shareholder services. The Administrator, an AIG SunAmerica company, is paid a monthly fee by the Portfolio for its services at the annual rate of 0.22% of average daily net assets of Class A, Class B and Class C shares. SunAmerica, the Distributor and Administrator are all located in Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 and 2929 Allen Parkway, Houston, Texas 77019.

INFORMATION ABOUT ADVISERS
--------------------------------------------------------------------------------


The Adviser and Portfolio Manager for the Portfolio are described below:

             PORTFOLIO                    PORTFOLIO MANAGEMENT
             ---------                    --------------------
             FOCUSED DIVIDEND             SunAmerica
             STRATEGY PORTFOLIO

--------------------------------------------------------------------------------

                            NAME, TITLE AND AFFILIATION
PORTFOLIO                   OF PORTFOLIO MANAGER          EXPERIENCE
-------------------------   ---------------------------   ----------
FOCUSED DIVIDEND STRATEGY   Paul Ma                       Mr. Ma is a Portfolio Manager and Vice
                            Portfolio Manager             President at SunAmerica and is the head
                            and Vice President,           of quantitative research. Mr. Ma has over
                            SunAmerica                    seven years of experience in the
                                                          investment industry. Prior to joining
                                                          SunAmerica, Mr. Ma was a Senior
                                                          Quantitative Analyst at Putnam
                                                          Investments. He was also the co-founder
                                                          of LifeHarbor Investments. Mr. Ma
                                                          received his Bachelor of Science, magna
                                                          cum laude, from Harvard University and a
                                                          Masters of Science from Massachusetts
                                                          Institute of Technology. Mr. Ma is also a
                                                          CFA charter holder.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager's ownership of securities in the Portfolio.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The Financial Highlights table for the Portfolio is intended to help you understand the Portfolio's financial performance since inception. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information, has been audited by [ ], whose reports, along with the Portfolio's financial statements, are incorporated by reference in the Fund's Statement of Additional Information, which is available upon request.


FOCUSED DIVIDEND STRATEGY PORTFOLIO


                                          NET GAIN
                                           (LOSS)
                                          ON INVEST-                        DIVIDENDS
                               NET          MENTS           TOTAL             FROM           DISTRI-
               NET ASSET     INVEST-        (BOTH           FROM               NET            BUTION
                 VALUE,       MENT         REALIZED        INVEST-           INVEST-          FROM        TOTAL
PERIOD         BEGINNING     INCOME          AND             MENT             MENT           CAPITAL     DISTRI-
ENDED          OF PERIOD    (LOSS)(1)    UNREALIZED)      OPERATIONS         INCOME           GAINS      BUTIONS
------         ---------    ---------    -----------      ----------        ---------        -------     -------
                                                    CLASS A
                                                    -------
09/30/01 ...      9.67         0.23          0.73            0.96            (0.22)            --         (0.22)
09/30/02 ...     10.41         0.22         (0.72)          (0.50)           (0.20)            --         (0.20)
09/30/03 ...      9.71         0.24          1.17            1.41            (0.37)            --         (0.37)
10/01/03-
10/31/03* ..     10.75         0.04          0.52            0.56               --             --            --
10/31/04 ...     11.31         0.23          0.98            1.21            (0.23)            --         (0.23)
10/31/05 ...       [ ]          [ ]           [ ]             [ ]              [ ]            [ ]           [ ]
                                                    CLASS B
                                                    -------
09/30/01 ...      9.62         0.16          0.73            0.89            (0.16)            --         (0.16)
09/30/02 ...     10.35         0.15         (0.74)          (0.59)           (0.13)            --         (0.13)
09/30/03 ...      9.63         0.18          1.17            1.35            (0.26)            --         (0.26)
10/01/03-
10/31/03* ..     10.72         0.03          0.52            0.55               --             --            --
10/31/04 ...     11.27         0.15          0.98            1.13            (0.15)            --         (0.15)
10/31/05 ...       [ ]          [ ]           [ ]             [ ]              [ ]            [ ]           [ ]
                                                    CLASS C+
                                                    -------
09/30/01 ...      9.62         0.15          0.74            0.89            (0.16)            --         (0.16)
09/30/02 ...     10.35         0.15         (0.74)          (0.59)           (0.13)            --         (0.13)
09/30/03 ...      9.63         0.18          1.16            1.34            (0.26)            --         (0.26)
10/01/03-
10/31/03* ..     10.71         0.03          0.53            0.56               --             --            --
10/31/04 ...     11.27         0.15          0.98            1.13            (0.15)            --         (0.15)
10/31/05 ...       [ ]          [ ]           [ ]             [ ]              [ ]            [ ]           [ ]

                  NET                                                       RATIO OF
                 ASSET                       NET          RATIO OF       NET INVESTMENT
                 VALUE,                     ASSETS        EXPENSES        INCOME (LOSS)
   PERIOD        END OF       TOTAL         END OF        TO AVERAGE     TO AVERAGE NET     PORTFOLIO
   ENDED         PERIOD     RETURN(2)       PERIOD      NET ASSETS(3)       ASSETS(3)       TURNOVER
------------     ------     ---------       ------      -------------    --------------     ----------
                                               CLASS A
                                               -------

09/30/01 ...     10.41        10.04          7,983           0.95            2.10              59
09/30/02 ...      9.71        (5.07)         9,372           0.95            1.96              37
09/30/03 ...     10.75        14.69         45,639           0.95            2.41              20
10/01/03-
10/31/03* ..     11.31         5.21         50,263           0.95(4)         2.24(4)            0
10/31/04 ...     12.29        10.71         68,541           0.95            1.86              43
10/31/05 ...       [ ]          [ ]            [ ]            [ ]             [ ]             [ ]
                                               CLASS B
                                               -------

09/30/01 ...     10.35         9.30         21,674           1.60            1.45              59
09/30/02 ...      9.63        (5.86)        20,670           1.60            1.31              37
09/30/03         10.72        14.07         47,369           1.60            1.79              20
10/01/03-
10/31/03* ..     11.27         5.13         53,628           1.60(4)         1.59(4)            0
10/31/04 ...     12.25        10.01         59,128           1.60            1.21              43
10/31/05 ...       [ ]          [ ]            [ ]            [ ]             [ ]             [ ]
                                               CLASS C+
                                               -------

09/30/01 ...     10.35         9.30         21,793           1.60            1.45              59
09/30/02 ...      9.63        (5.86)        19,568           1.60            1.30              37
09/30/03 ...     10.71        13.96         69,059           1.60            1.77              20
10/01/03-
10/31/03* ..     11.27         5.23         79,071           1.60(4)         1.59(4)            0
10/31/04 ...     12.25        10.01        101,720           1.60            1.21              43
10/31/05 ...       [ ]          [ ]            [ ]            [ ]             [ ]             [ ]


      * The Portfolio changed its fiscal year end from September 30 to October 31.

      (1)   Calculated based upon average shares outstanding.

      (2) Total return is not annualized and does not reflect sales load. Total return does not include expense reimbursements.

      (3) Net of the following expense reimbursements (based on average net assets):


                                           9/30/01    9/30/02   9/30/03   10/31/04   10/31/05
                                           -------    -------   -------   --------   --------
Focused Dividend Strategy Class A .....      0.36%     0.29%     0.16%      0.13%      [ ]
Focused Dividend Strategy Class B .....      0.25      0.24      0.16       0.15       [ ]
Focused Dividend Strategy Class C+ ....      0.27      0.23      0.14       0.13       [ ]


      (4)   Annualized

      + Effective February 23, 2004, Class II shares were redesigned as Class C shares.

See Notes To Financial Statements

FOR MORE INFORMATION
--------------------------------------------------------------------------------


The following documents contain more information about the Portfolio and are available free of charge upon request:


      ANNUAL AND SEMI-ANNUAL REPORTS. Contain financial statements.


      STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolio's policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolio by contacting AIG SunAmerica Fund Services, Inc. at 800-858-8850, by visiting our website at WWW.SUNAMERICAFUNDS.COM, or by calling your broker or financial advisor.

Information about the Portfolio (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Information about the Portfolio is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.


You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

DISTRIBUTOR: AIG SunAmerica Capital Services, Inc.

INVESTMENT COMPANY ACT
File No. 811-07797

                                            [AIG SUNAMERICA LOGO]  SunAmerica
                                                                   Mutual Funds

[AIG SUNAMERICA LOGO]   SunAmerica
                        Mutual Funds

DISTRIBUTED BY:
AIG SUNAMERICA CAPITAL SERVICES, INC.

Investors should carefully consider the investment objectives, risks, charges and expenses of any mutual fund distributed by AIG SunAmerica Capital Services, Inc. before investing. This and other important information is contained in the prospectus, which can be obtained from your financial adviser or from the AIG SunAmerica Sales Desk at 800-858-8850, ext. 6003. Read the prospectus carefully before you invest.

WWW.SUNAMERICAFUNDS.COM

FOCPR-2/05

                         SUNAMERICA FOCUSED SERIES, INC.
                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 28, 2006


Harborside Financial Center                              General Marketing and
3200 Plaza 5                                             Shareholder Information
Jersey City, New Jersey 07311                            (800) 858-8850



         SunAmerica  Focused  Series,   Inc.  (the  "Fund")  is  a  mutual  fund
consisting of seventeen different investment portfolios:

o   Focused Large-Cap Growth Portfolio           o   Focused 2000 Value Portfolio

o   Focused 2000 Growth Portfolio                o   Focused International Equity Portfolio

o   Focused Multi-Cap Value Portfolio            o   Focused Equity Strategy Portfolio

o   Focused Growth and Income Portfolio          o   Focused Multi-Asset Strategy Portfolio

o   Focused Technology Portfolio                 o   Focused Balanced Strategy Portfolio

o   Focused Large-Cap Value Portfolio            o   Focused Fixed Income and Equity Strategy
                                                     Portfolio

o   Focused Multi-Cap Growth Portfolio           o   Focused Fixed Income Strategy Portfolio

o   Focused Dividend Strategy Portfolio          o   Focused Mid-Cap Growth Portfolio

o   Focused Mid-Cap Value Portfolio

         This  statement of  Additional  Information  relates only to one of the
Portfolios: Focused Dividend Strategy Portfolio.

         The Portfolio is managed by AIG SunAmerica Asset Management Corp. ("SunAmerica" or the "Adviser").

         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Fund's Prospectus dated February 28, 2006. To obtain a Prospectus free of charge, please call the Fund at (800) 858-8850. The Prospectus is incorporated by reference into this Statement of Additional Information and this Statement of Additional Information is incorporated by reference into the Prospectus. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----

THE FUND....................................................................B-3

INVESTMENT OBJECTIVE AND POLICY.............................................B-3

INVESTMENT RESTRICTIONS....................................................B-19


DIRECTORS AND OFFICERS.....................................................B-22


ADVISER, PERSONAL SECURITIES TRADING, DISTRIBUTOR AND ADMINISTRATOR........B-30

PROXY VOTING POLICIES AND PROCEDURES.......................................B-34

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES...................B-36

PORTFOLIO TRANSACTIONS AND BROKERAGE.......................................B-38

ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES........................B-41

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES......................B-49

EXCHANGE PRIVILEGE.........................................................B-49

DETERMINATION OF NET ASSET VALUE...........................................B-50

DIVIDENDS, DISTRIBUTIONS AND TAXES.........................................B-51

RETIREMENT PLANS...........................................................B-55

DESCRIPTION OF SHARES......................................................B-56

ADDITIONAL INFORMATION.....................................................B-57

FINANCIAL STATEMENTS.......................................................B-58

APPENDIX.............................................................Appendix 1


         No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, SunAmerica, any Adviser or AIG SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"). This Statement of Additional Information and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.

                                    THE FUND

         The Fund, organized as a Maryland corporation on July 3, 1996, is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund consists of seventeen Portfolios; each offering different classes, including Class A, Class B, Class C, Class I, Class X and Class Z shares.

         On August 22, 2001, the Directors approved the renaming of the Value Portfolio to the Multi-Cap Value Portfolio, effective November 16, 2001, the creation of the Small-Cap Growth Portfolio, effective November 16, 2001, offering Classes A, B, II and I; and authorized Class I for all Portfolios. The Small-Cap Growth Portfolio was the survivor of a reorganization with Small Cap Growth Fund of North American Funds (the "Prior Small Cap Growth Fund"), which was consummated on November 16, 2001. The Directors also approved the creation of the Focused International Portfolio and authorized Classes A, B, II, I and Z; the Fund commenced offering Classes A, B and II on November 1, 2001. Class I of the Multi-Cap Value Portfolio commenced on November 16, 2001. On November 16, 2001, the International Equity Portfolio reorganized with the International Equity Fund of SunAmerica Equity Funds and three series of North American Funds. Shares of the International Equity Portfolio of the Fund are no longer offered.

         On October 30, 2003, the Directors approved the creation of the Focused Dividend Strategy Portfolio offering Classes A, B, II and I. The Focused Dividend Strategy Portfolio is the survivor of a reorganization with the Focused Dividend Strategy Portfolio of SunAmerica Equity Funds (the "Prior Focused Dividend Strategy Portfolio"), was consummated on February 20, 2004.

         At a meeting of the Board of Directors of the Fund held on October 30, 2003, the Board approved a name change for the Fund. Effective January 1, 2004, the name SunAmerica Style Select Series, Inc. is changed to SunAmerica Focused Series, Inc.


         On January 15, 2004, the Trustees approved the redesignation of Class II shares as Class C shares for each of the Portfolios, to be effective on February 20, 2004. On November 30, 2004, the Directors approved the creation of the Focused Mid-Cap Growth Portfolio and Focused Mid-Cap Value Portfolio and authorized Classes A, B, C and I; the Fund expects to commence offering Classes A, B, C and I on August 1, 2005.


                         INVESTMENT OBJECTIVE AND POLICY

         The investment objective and policy of the Portfolio are described in the Fund's Prospectus. Certain types of securities in which the Portfolio may invest and certain investment practices the Portfolio may employ, including those which are described under "More Information about the Portfolio - Investment Strategy" in the Prospectus, are discussed more fully below. Unless otherwise specified, the Portfolio may invest in the following securities. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

WARRANTS AND RIGHTS

         The Portfolio may invest in warrants, which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration. Such investments generally can provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, he risks the loss of his entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

CONVERTIBLE SECURITIES AND PREFERRED STOCKS

         Convertible securities may be debt securities or preferred stock with a conversion feature. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed that combine higher or lower current income with options and other features. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. While most preferred stocks pay a dividend, the Portfolio may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.


[FOREIGN SECURITIES

         Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. The Portfolio, is authorized to invest in foreign securities. The Portfolio may purchase securities issued by issuers in any country.

         The Portfolio may invest in securities of foreign issuers in the form of American Depositary Receipts (ADRs). The Portfolio may also invest in securities of foreign issuers in the form of European Depositary Receipts
(EDRs), Global Depositary Receipts (GDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. The Portfolio may invest in non-U.S. dollar denominated securities of foreign companies. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. The Portfolio may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the U.S. can reduce costs and delays as well as potential currency exchange and other difficulties. The Portfolio may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Fund's custodian in three days. The Portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the U.S. as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of the Portfolio's investment policies, the Portfolio's investments in these types of securities will be deemed to be investments in the underlying securities. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets. The Portfolio also may invest in securities denominated in European Currency Units (ECUs). An ECU is a "basket" consisting of specified amounts of currencies of certain of the twelve member states of the European Community. In addition, the Portfolio may invest in securities denominated in other currency "baskets."

         Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (E.G., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates and custodian fees than the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can potentially provide higher rates of return to investors.

         The performance of investments in securities denominated in a foreign currency ("non-dollar securities") will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of the Portfolio's non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (E.G., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

         Because the Portfolio may invest in securities that are listed primarily on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Portfolio's shares may change on days when a shareholder will not be able to purchase or redeem shares.]


INVESTMENT COMPANIES

         The Portfolio may invest in the securities of other open-end or closed-end investment companies subject to the limitations imposed by the 1940 Act. The Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by an investment company in which it invests.


         [The Portfolio may invest in domestic closed-end investment companies that invest in certain foreign markets, including developing countries or emerging markets. The Portfolio also may invest in foreign investment companies that invest in such markets. Some of the countries in which the Portfolio invests may not permit direct investment by foreign investors such as the Portfolio. Investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Portfolio to invest in investment companies in a country that permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitations under the 1940 Act. Under the 1940 Act, the Portfolio may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the outstanding voting stock of the acquired investment company. The Portfolio will not invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investments justify the payment of any associated fees and expenses.

         Additionally, the Portfolio may invest in Passive Foreign Investment Companies ("PFICs"), which are any foreign corporations that generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To the extent that the Portfolio invests in PFICs, income tax regulations may require the Portfolio to elect to recognize income associated with the PFIC prior to the actual receipt of any such income in order to avoid adverse tax consequences.]


LOAN PARTICIPATIONS

         The Portfolio may invest in loan participations. Loan participations are loans sold by the lending bank to an investor. The loan participant borrower may be a company with highly-rated commercial paper that finds it can obtain cheaper funding through a loan participation than with commercial paper and can also increase the company's name recognition in the capital markets. Loan participations often generate greater yield than commercial paper.

         The borrower of the underlying loan will be deemed to be the issuer except to the extent the Portfolio derives its rights from the intermediary bank that sold the loan participations. Because loan participations are undivided interests in a loan made by the issuing bank, the Portfolio may not have the right to proceed against the loan participations borrower without the consent of other holders of the loan participations. In addition, loan participations will be treated as illiquid if, in the judgment of the Adviser, they cannot be sold within seven days.

SHORT-TERM DEBT SECURITIES

         In addition to its primary investments, the Portfolio, except as described below, may also invest up to 25% of its total assets in both U.S. and non-U.S. dollar denominated money market instruments (a) for liquidity purposes (to meet redemptions and expenses) or (b) to generate a return on idle cash held in the Portfolio's portfolio during periods when an Adviser is unable to locate favorable investment opportunities. For temporary defensive purposes, the Portfolio may invest up to 100% of its total assets in cash and short-term fixed income securities, including corporate debt obligations and money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser to be of equivalent quality). The Portfolio may invest in money market instruments pending investment in the stocks selected through its investment strategy and does not intend to invest any of its assets in fixed income securities. The types of short-term and temporary defensive investments in which the Portfolio may invest are described below:

MONEY MARKET SECURITIES

         Money market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers' acceptances, time deposits and certificates of deposit. Such an investment may entail additional fees.

COMMERCIAL BANK OBLIGATIONS

         Certificates of deposit (interest-bearing time deposits), including Eurodollar certificates of deposit (certificates of deposit issued by domestic or foreign banks located outside the U.S.) and Yankee certificates of deposit (certificates of deposit issued by branches of foreign banks located in the U.S.), domestic and foreign bankers' acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks with total assets in excess of $1 billion, based on the latest published reports. The Portfolio may also invest in obligations issued by U.S. commercial banks with total assets of less than $1 billion if the principal amount of these obligations owned by the Portfolio is fully insured by the Federal Deposit Insurance Corporation
("FDIC"). The Portfolio may also invest in notes and obligations issued by foreign branches of U.S. and foreign commercial banks.

SAVINGS ASSOCIATION OBLIGATIONS

         Certificates of deposit (interest-bearing time deposits) issued by mutual savings banks or savings and loan associations with assets in excess of $1 billion and whose deposits are insured by the FDIC. The Portfolio may also invest in obligations issued by mutual savings banks or savings and loan associations with total assets of less than $1 billion if the principal amount of these obligations owned by the Portfolio is fully insured by the FDIC.

COMMERCIAL PAPER

         Short-term notes (up to 12 months) issued by domestic and foreign corporations or governmental bodies. The Portfolio may purchase commercial paper only if judged by the Adviser to be of suitable investment quality. This includes commercial paper that is (a) rated in the two highest categories by Standard & Poor's and by Moody's, or (b) other commercial paper deemed on the basis of the issuer's creditworthiness to be of a quality appropriate for the Portfolio. See the Appendix for a description of the ratings. The Portfolio will not purchase commercial paper described in (b) above if such paper would in the aggregate exceed 15% of its total assets after such purchase. The commercial paper in which the Portfolio may invest includes variable amount master demand notes. Variable amount master demand notes permit the Portfolio to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. Investments in these instruments are limited to those that have a demand feature enabling the Portfolio unconditionally to receive the amount invested from the issuer upon seven or fewer days' notice. In connection with master demand note arrangements, the Adviser, subject to the direction of the Directors, monitors on an ongoing basis the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Adviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or Standard & Poor's and the Portfolio may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Adviser has reason to believe that the borrower could not make timely repayment upon demand.

CORPORATE BONDS AND NOTES

         The Portfolio may purchase corporate obligations that mature or that may be redeemed in one year or less. These obligations originally may have been issued with maturities in excess of one year. The Portfolio may invest only in corporate bonds or notes of issuers having outstanding short-term securities rated in the top two rating categories by Standard & Poor's and Moody's. See the Appendix for a description of investment-grade ratings by Standard & Poor's and Moody's.

GOVERNMENT SECURITIES

         Debt securities maturing within one year of the date of purchase include adjustable-rate mortgage securities backed by GNMA, FNMA, FHLMC and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities. The Portfolio may also purchase securities issued or guaranteed by a foreign government, its agencies or instrumentalities. See "Foreign Securities" above.


REPURCHASE AGREEMENTS

         The Portfolio may enter into repurchase agreements involving only securities in which it could otherwise invest and with selected banks, brokers and securities dealers whose financial condition is monitored by the Adviser. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time the Portfolio's money is invested in the security. Whenever the Portfolio enters into a repurchase agreement, it obtains collateral having a value equal to at least 102% (100% if such collateral is in the form of cash) of the repurchase price, including accrued interest. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreements has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited. The Portfolio will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its net assets. However, there is no limit on the amount of the Portfolio's net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.

CORPORATE   TRANSACTIONS  INVOLVING  PORTFOLIO  COMPANIES  OF  FOCUSED  DIVIDEND
STRATEGY PORTFOLIO


         Focused Dividend Strategy Portfolio will employ a buy and hold strategy over the course of each month, which ignores market timing and rejects active management. The Adviser anticipates that the thirty stocks held by Focused Dividend Strategy Portfolio will remain the same throughout the course of a month, despite any adverse developments concerning a particular stock, an industry, the economy or the stock market generally. In the event a corporate transaction such as a reorganization, merger, acquisition or bankruptcy affects the issuer of securities in Focused Dividend Strategy Portfolio's portfolio, the Portfolio generally will not alter its portfolio holdings in an active manner. For example, if as a result of a merger, a stock held in Focused Dividend Strategy Portfolio's portfolio is automatically exchanged for a stock of another company, Focused Dividend Strategy Portfolio will hold the newly acquired stock until such time as Focused Dividend Strategy Portfolio's entire portfolio is rebalanced; however, Focused Dividend Strategy Portfolio would not add to this position when it invests new cash flow. In the event that Focused Dividend Strategy Portfolio were to receive cash in exchange for its entire position in an issuer upon a corporate event, Focused Dividend Strategy Portfolio would not replace the issuer in its portfolio, but would hold only 29 stocks for the balance of the calendar month.


DIVERSIFICATION

         The Portfolio is classified as "non-diversified" for purposes of the 1940 Act, which means that it is not limited by the 1940 Act with regard to the portion of assets that may be invested in the securities of a single issuer. To the extent the Portfolio makes investments in excess of 5% of its assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased.

         Because the Portfolio may invest in a limited number of issuers, the performance of particular securities may adversely affect the Portfolio's performance or subject the Portfolio to greater price volatility than that experienced by diversified investment companies. The Portfolio intends to maintain the required level of diversification and otherwise conduct its operations in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company under the Code, the Portfolio must, among other things, diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). In the unlikely event application of Focused Dividend Strategy Portfolio's strategy would result in a violation of these requirements of the Code, it would be required to deviate from its strategy to the extent necessary to avoid losing its status as a regulated investment company.

DERIVATIVES STRATEGIES

         The Portfolio may write (I.E., sell) call options ("calls") on securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions except that the Portfolio does not intend to write call options on securities traded on foreign securities exchanges. After writing a call, up to 25% of the Fund's total assets may be subject to calls. All such calls written by the Fund must be "covered" while the call is outstanding (I.E., the Fund must own the securities subject to the call or other securities acceptable for applicable escrow requirements). If a call written by the Fund is exercised, the Fund forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

         In addition, the Fund could experience capital losses, which might cause previously distributed short-term capital gains to be re-characterized as a non-taxable return of capital to shareholders.

         Primarily for hedging purposes, and from time to time for income enhancement, the Portfolio, except as described below, may use interest rate futures contracts, foreign currency futures contracts, stock and bond index futures contracts and futures contracts on U.S. government securities (together, "Futures"); Forward Contracts on foreign currencies ("Forward Contracts"); and call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies. Puts and calls on securities, interest rate Futures or stock and bond index Futures or options on such Futures purchased or sold by the Portfolio will normally be listed on either (1) a national securities or commodities exchange or (2) over-the-counter markets. However, the Portfolio may also buy and sell options and Futures on foreign equity indexes and foreign fixed income securities. Because the markets for these instruments are relatively new and still developing, the ability of the Portfolio to engage in such transactions may be limited. Derivatives may be used to attempt to: (i) protect against possible declines in the market value of the Portfolio's securities resulting from downward trends in the equity and debt securities markets (generally due to a rise in interest rates); (ii) protect the Portfolio's unrealized gains in the value of its equity and debt securities that have appreciated; (iii) facilitate selling securities for investment reasons;
(iv) establish a position in the equity and debt securities markets as a temporary substitute for purchasing particular equity and debt securities; or
(v) reduce the risk of adverse currency fluctuations. The Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed income securities are linked. The Portfolio does not intend to use Forward Contracts on foreign currencies, call and put options on foreign currencies or foreign currency Futures Contracts.

         EURODOLLAR INSTRUMENTS

         If and to the extent authorized to do so, the Portfolio may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

         The Portfolio's use of Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of the portfolio, to permit the Portfolio to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons, the Portfolio could: (i) sell Futures; (ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, the Portfolio could: (i) purchase Futures, or (ii) purchase calls on such

Futures or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, the Portfolio could: (i) purchase puts on that foreign currency and on foreign currency Futures (currently the Portfolio does not use this strategy); (ii) write calls on that currency or on such Futures; or (iii) enter into Forward Contracts on foreign currencies at a lower rate than the spot ("cash") rate. The Portfolio does not intend to use this strategy. Additional information about the derivatives the Portfolio may use is provided below.

OPTIONS

         OPTIONS ON SECURITIES

         As noted above, the Portfolio may write, and may purchase, call and put options (including yield curve options) on equity and debt securities except that the Portfolio does not intend to engage in yield curve options or options on debt securities. The Portfolio may write puts and calls, or purchase put options only if the Portfolio owns the underlying security.

         When the Portfolio writes a call on a security, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A portfolio has retained the risk of loss should the price of the underlying security increase during the call period, which may be offset to some extent by the premium.

         To terminate its obligation on a call it has written, the Portfolio may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because the Portfolio retains the underlying security and the premium received. If the Portfolio could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

         When the Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Portfolio will lose its premium payment and the right to purchase the underlying investment.

         A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to the Portfolio as writing a covered call. The premium the Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, the Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, the Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Portfolio may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

         The Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

         When the Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment the Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).

         Buying a put on an investment the Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, the Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

         When writing put options on securities, to secure its obligation to pay for the underlying security, a fund will segregate liquid assets with a value equal to or greater than the exercise price of the underlying securities. A fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a fund to take delivery of the underlying security against payment of the exercise price. A fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.


         [OPTIONS ON FOREIGN CURRENCIES

         The Portfolio may write and purchase puts and calls on foreign currencies. A call written on a foreign currency by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration which is segregated by the Portfolio) upon conversion or exchange of other foreign currency held in its portfolio. A put option is "covered" if the Portfolio segregates cash or liquid securities with a value at least equal to the exercise price of the put option. A call written by the Portfolio on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security the Portfolio owns or has the right to acquire and is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

                  As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. The Portfolio may be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.]


         OPTIONS ON SECURITIES INDICES

         As noted above under "Derivatives Strategies," the Portfolio may write, and the Portfolio may purchase, call and put options on securities indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When the Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by the Portfolio, a seller of a corresponding call on the same investment will pay the Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the
"multiplier") which determines the total dollar value for each point of difference. When the Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio's exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

FUTURES AND OPTIONS ON FUTURES

         FUTURES

         Upon entering into a Futures transaction, the Portfolio will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Portfolio's custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the Future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if the Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

         Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on the Portfolio's current or intended investments in fixed-income securities. For example, if the Portfolio owned long-term bonds and interest rates were expected to increase, the Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the Portfolio's portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows the Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

         Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect the Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, the Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When the Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.


         [As noted above, the Portfolio may purchase and sell foreign currency futures contracts for hedging to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

         Conversely, the Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.]


         OPTIONS ON FUTURES

         As noted above, the Portfolio may write, and the Portfolio may purchase, options on interest rate futures contracts, stock and bond index futures contracts, Forward Contracts and foreign currency futures contracts, (the Portfolio will not purchase or write options on foreign currency futures contracts. Unless otherwise specified, options on interest rate futures contracts, options on stock and bond index futures contracts and options on foreign currency futures contracts are collectively referred to as "Options on Futures.")

         The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in the Portfolio. If the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its Options on Futures positions, the Portfolio's losses from exercised Options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The Portfolio may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by the Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Portfolio could purchase call Options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call but the securities the Portfolio intends to purchase may be less expensive.


[FORWARD CONTRACTS ON FOREIGN CURRENCIES

         The Portfolio may engage in Forward Contracts on foreign currency. A Forward Contract on foreign currencies involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon the purchase or sale of a Forward Contract on foreign currencies. The Portfolio does not intend to utilize Forward Contracts on foreign currencies other than for bona fide hedging purposes.

         The Portfolio may use Forward Contracts on foreign currencies to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts on foreign currencies does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts on foreign currencies limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

         The Portfolio may enter into Forward Contracts on foreign currencies with respect to specific transactions. For example, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates receipt of dividend payments in a foreign currency, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract on foreign currencies, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. The Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared and the date on which such payments are made or received.

         The Portfolio may also use Forward Contracts on foreign currencies to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when the Portfolio believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract on foreign currencies to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when the Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract on foreign currencies to buy that foreign currency for a fixed dollar amount. In this situation the Portfolio may, in the alternative, enter into a Forward Contract on foreign currencies to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the Forward Contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated ("cross-hedged"). The Portfolio may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated ("proxy hedging").

         The Portfolio will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the Forward Contract or the currency being hedged. To the extent that the Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolio will segregate cash or liquid securities having a value equal to the aggregate amount of the Portfolio's commitments under Forward Contracts on foreign currencies entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated assets will equal the amount of the Portfolio's commitments with respect to such contracts. As an alternative to segregating assets, the Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract on foreign currencies price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract on foreign currencies price.
Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.

         The precise matching of the Forward Contract on foreign currencies amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract on foreign currencies is entered into and the date it is sold. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts on foreign currencies involve the risk that anticipated currency movements will not be accurately predicted, causing the Portfolio to sustain losses on these contracts and transactions costs.

         Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Portfolio if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

         At or before the maturity of a Forward Contract on foreign currencies requiring the Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Portfolio may close out a Forward Contract on foreign currencies, requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract on foreign currencies under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

         The cost to the Portfolio of engaging in Forward Contracts on foreign currencies varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts on foreign currencies are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Portfolio must evaluate the credit and performance risk of each particular counterparty under a Forward Contract on foreign currencies.

         Although the Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.]


ADDITIONAL INFORMATION ABOUT OPTIONS

         The Fund's custodian, or a securities depository acting for the custodian, will act as the Portfolio's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Portfolio's has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon the Portfolio's entering into a closing transaction.

         The Portfolio's ability to close out its position as a purchaser or seller of a call or put option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of an exchange, (5) inadequacy of the facilities of an exchange to handle current trading volume or
(6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

         The Portfolio's option activities may affect its turnover rate and brokerage commissions. The exercise by the Portfolio of puts on securities will result in the sale of related investments, increasing portfolio turnover. Although such exercise is within the Portfolio's control, holding a put might cause the Portfolio to sell the related investments for reasons that would not exist in the absence of the put. The Portfolio will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Portfolio's net asset value being more sensitive to changes in the value of the underlying investments.

         Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and are individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Portfolio authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

         Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the
Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. The Portfolio will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as

"primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the Securities and Exchange Commission ("SEC"), OTC options purchased by the Portfolio and the amount of the Portfolio's obligation pursuant to an OTC option sold by the Portfolio (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

REGULATORY ASPECTS OF DERIVATIVES

         The Portfolio must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission (the "CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Portfolio from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. In particular, the Portfolio may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Portfolio's assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided that the Portfolio may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing Futures positions and option premiums would exceed 5% of the fair value of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

         Transactions in options by the Portfolio are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options the Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when the Portfolio purchases a Future, the Portfolio will segregate cash or liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

POSSIBLE RISK FACTORS IN HEDGING

         Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Portfolio would not be subject absent the use of these strategies. If the Adviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Portfolio may leave the Portfolio in a worse position than if such strategies were not used. There is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of the portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (I.E., market value) prices of the Portfolio's securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions that could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

         If the Portfolio establishes a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss on the derivatives that is not offset by a reduction in the price of the debt securities purchased.

         When conducted outside the U.S., hedging and other strategic transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging and other strategic transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors,
(2) lesser availability of data on which to make trading decisions than in the U.S., (3) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (5) lower trading volume and liquidity.

OTHER DERIVATIVES STRATEGIES

         In the future, the Portfolio may employ strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Portfolio's investment objective, legally permissible and adequately disclosed.

ILLIQUID AND RESTRICTED SECURITIES

         No more than 15% of the value of the Portfolio's net assets determined as of the date of purchase may be invested in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, stripped mortgage securities, inverse floaters, interest-rate swaps, currency swaps, caps, floors and collars, or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, the Portfolio will seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities, as described below).

         In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         For example, restricted securities that the Board of Directors, or the Adviser pursuant to guidelines established by the Board of Directors, has determined to be marketable, such as securities eligible for sale under Rule 144A promulgated under the Securities Act, or certain private placements of commercial paper issued in reliance on an exemption from such Act pursuant to
Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Directors. In reaching liquidity decisions the Adviser will consider, INTER ALIA, pursuant to guidelines and procedures established by the Directors, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Subject to the applicable limitation on illiquid securities investments, the Portfolio may acquire securities issued by the U.S. government, its agencies or instrumentalities in a private placement.

         Commercial paper issues in which the Portfolio's net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. The Portfolio's 15% limitation on investments in illiquid securities includes Section 4(2) paper other than Section 4(2) paper that the Adviser has determined to be liquid pursuant to guidelines established by the Directors. The Directors have delegated to the Adviser the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Directors that require the Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions.

HYBRID INSTRUMENTS (INDEXED/STRUCTURED SECURITIES)

         Hybrid Instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

         Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, the Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

         The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and Forward Contracts herein for a discussion of the risks associated with such investments.

         Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

         Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

         Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor the Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

         The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio. Accordingly, the Portfolio will limit its investments in Hybrid Instruments to 10% of total assets at the time of purchase. However, because of their volatility, it is possible that the Portfolio's investment in Hybrid Instruments will account for more than 10% of the Portfolio's return (positive or negative).

WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENTS

         The Portfolio may purchase or sell securities on a "when-issued" or "delayed delivery" basis and may purchase securities on a firm commitment basis. Although the Portfolio will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Portfolio may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by the Portfolio and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. The Portfolio will designate cash or liquid securities at least equal to the value of purchase commitments until payment is made. The Portfolio will likewise designate liquid assets in respect of securities sold on a delayed delivery basis.

         The Portfolio will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Portfolio engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in the Portfolio losing the opportunity to obtain a price and yield considered to be advantageous. If the Portfolio chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a firm commitment, it may incur a gain or loss. (At the time the Portfolio makes a commitment to purchase or sell a security on a when-issued or firm commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

         To the extent the Portfolio engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. The Portfolio enters into such transactions only with the intention of actually receiving or delivering the securities, although when-issued securities and firm commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser before settlement of a purchase will affect the value of such securities and may cause a loss to the Portfolio.

         When-issued transactions and firm commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Portfolio might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Portfolio might sell portfolio securities and purchase the same or similar securities on a when issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. One form of when-issued or delayed delivery security that the Portfolio may purchase is a "to be announced" or "TBA" mortgage-backed security. A TBA mortgage-backed security transaction arises when a mortgage-backed security is purchased or sold with the specific pools to be announced on a future settlement date.

BORROWING AND LEVERAGE

         In seeking to enhance investment performance, the Portfolio may increase its ownership of securities by borrowing at fixed rates of interest up to the maximum extent permitted under the 1940 Act (presently 50% of net assets) and investing the borrowed funds, subject to the restrictions stated in the Prospectus. Any such borrowing will be made only pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of the Portfolio's assets less its liabilities, other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of the Portfolio's assets, so computed, should fail to meet the 300% asset coverage requirement, the Portfolio is required, within three business days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Portfolio would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of the Portfolio's assets fluctuate in value, but borrowing obligations are fixed when the Portfolio has outstanding borrowings, the net asset value per share of the Portfolio correspondingly will tend to increase and decrease more when the Portfolio's assets increase or decrease in value than would otherwise be the case. The Portfolio's policy regarding use of leverage is a fundamental policy, which may not be changed without approval of the shareholders of the Portfolio.

LOANS OF PORTFOLIO SECURITIES

         Consistent with applicable regulatory requirements, the Portfolio may lend portfolio securities in amounts up to 33 1/3% of total assets to brokers, dealers and other financial institutions, provided, that such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral. In lending its portfolio securities, the Portfolio receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that the Portfolio continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in high-quality short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day's notice or by the Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to the Portfolio; and any gain or loss in the market price of the loaned security during the loan would inure to the Portfolio. The Portfolio will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

         Since voting or consent rights that accompany loaned securities pass to the borrower, the Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities that are the subject of the loan.

REVERSE REPURCHASE AGREEMENTS

         The Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will segregate cash or liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's repurchase obligation, and the Portfolio's use of proceeds of the agreement may effectively be restricted pending such decision.

DOLLAR ROLLS

         The Portfolio may enter into "dollar rolls" in which it sells mortgage or other asset-backed securities ("Roll Securities") for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal and interest paid on the Roll Securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. The Portfolio will enter into only covered rolls. Because "roll" transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.

         Dollar rolls involve certain risks including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument the Portfolio is required to repurchase may be worth less than an instrument the Portfolio originally held. Successful use of dollar rolls will depend upon the Adviser's ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

STANDBY COMMITMENTS

         Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. The Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Adviser may rely upon its evaluation of a bank's credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolio; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

INTEREST-RATE SWAPS, MORTGAGE SWAPS, CAPS, COLLARS AND FLOORS

         In order to protect the value of portfolios from interest rate fluctuations and to hedge against fluctuations in the fixed income market in which certain of the Portfolio's investments are traded, the Portfolio may enter into interest-rate swaps and mortgage swaps or purchase or sell interest-rate caps, floors or collars. The Portfolio will enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio may also enter into interest-rate swaps for non-hedging purposes. Interest-rate swaps are individually negotiated, and the Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and interest-rate positions. The Portfolio will enter into interest-rate swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest-rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. The use of interest-rate swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. All of these investments may be deemed to be illiquid for purposes of the Portfolio's limitation on investment in such securities. Inasmuch as these investments are entered into for good faith hedging purposes, and inasmuch as the Adviser will segregate assets with respect to such transactions, SunAmerica believes such obligations do not constitute senior securities and accordingly will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest-rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained by a custodian in a manner that satisfies the requirements of the 1940 Act. The Portfolio will also segregate cash or liquid securities with respect to its total obligations under any interest-rate swaps that are not entered into on a net basis and with respect to any interest-rate caps, collars and floors that are written by the Portfolio.

         The Portfolio will enter into these transactions only with banks and recognized securities dealers believed by the Adviser to present minimal credit risk. If there is a default by the other party to such a transaction, the Portfolio will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

         Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

         The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate floor.

SPECIAL SITUATIONS

         A "special situation" arises when, in the opinion of the Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

         The Portfolio may invest in REITs. REITs are trusts that invest primarily in commercial real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages  and derive  income from the  collection  of interest  payments.  Like regulated investment companies such as the Portfolio, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. The Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio.

         Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

FUTURE DEVELOPMENTS

         The Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and Statement of Additional Information will be amended or supplemented as appropriate to discuss any such new investments.

                             INVESTMENT RESTRICTIONS

         The Fund has adopted for the Portfolio certain investment restrictions that are fundamental policies and cannot be changed without the approval of the holders of a majority of the Portfolio's outstanding shares. Such majority is defined as the vote of the lesser of (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. The Portfolio may not:

         1. Invest more than 25% of the Portfolio's total assets in the securities of issuers in the same industry, except that it may invest more than 25% of its assets in the securities of issuers in the same industry to the extent such investment would be selected according to its stock selection criteria. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration.

         2. Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, that deal in real estate or interests therein); provided that the Portfolio may hold or sell real estate acquired as a result of the ownership of securities, and the Portfolio may purchase and sell marketable securities secured by real estate and marketable securities that invest or deal in real estate for speculative purposes.

         3. Purchase or sell commodities or commodity contracts, except to the extent that the Portfolio may do so in accordance with applicable law and the Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the CEA. The Portfolio may engage in transactions in put and call options on securities, indices and currencies, spread transactions, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest rate, mortgage and currency swaps and interest rate floors and caps and may purchase hybrid instruments.

         4. Make loans to others except for (a) the purchase of debt securities;
(b) entering into repurchase agreements; (c) the lending of its portfolio securities; and (d) as otherwise permitted by exemptive order of the SEC.

         5. Borrow money, except that (i) the Portfolio may borrow in amounts up to 331/3% of its total assets for temporary or emergency purposes, (ii) the Portfolio may borrow for investment purposes to the maximum extent permissible under the 1940 Act (I.E., presently 50% of net assets), and (iii) the Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. This policy shall not prohibit the Portfolio's engaging in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

         6. Issue senior securities as defined in the 1940 Act, except that the Portfolio may enter into repurchase agreements, reverse repurchase agreements, dollar rolls, lend its portfolio securities and borrow money, as described above, and engage in similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

         7. Engage in underwriting of securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities of the Portfolio.

         The following additional restrictions are not fundamental policies and may be changed by the Directors without a vote of shareholders. The Portfolio may not:

         8. Purchase securities on margin, provided that margin deposits in connection with futures contracts, options on futures contracts and other derivative instruments shall not constitute purchasing securities on margin.

         9. The Portfolio may borrow money to purchase securities as set forth in the Prospectus and Statement of Additional Information and may borrow for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings.

         10. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to Forward Contracts, options, futures contracts and options on futures contracts. In addition, the Portfolio may pledge assets in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time. Further, to the extent that an investment technique engaged in by the Portfolio requires pledging of assets, the Portfolio may pledge assets in connection with such transactions.

         11. Invest in securities of other registered investment companies, except by purchases in the open market, involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except to the extent permitted by applicable law.

         12. Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% of the Portfolio's net assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Directors, will not be considered illiquid for purposes of this 15% limitation on illiquid securities.

                             DIRECTORS AND OFFICERS

         The following table lists the Directors and executive officers of the Fund, their date of birth, current positions held with the Fund, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships held outside of the fund complex. The SunAmerica Mutual Funds ("SAMF") consist of SunAmerica Floating Rate Fund Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds and the Fund. Unless otherwise noted, the address of each executive officer and Director is The Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311. Directors who are not deemed to be "interested persons" of the Company as defined in the 1940 Act are referred to as "Disinterested Directors." Directors who are deemed to be "interested persons" of the Company are referred to as "Interested Directors."

     DISINTERESTED DIRECTORS

------------------------------ -------------- --------------------- ----------------------- --------------- -----------------------
                                                                                            Number of
                                                                    Principal               Portfolios in
                               Position(s)    Term of Office and    Occupations             Fund Complex
                               Held with      Length of Time        during the last         Overseen by     Other Directorships
Name and Date of Birth         Fund           Served(1)             5 years                 Director(2)     Held by Director(3)
------------------------------ -------------- --------------------- ----------------------- --------------- -----------------------
Jeffrey S. Burum               Director       2004 to Present       Founder and CEO of      42              None
DOB: February 27, 1963                                              National Housing
                                                                    Development
                                                                    Corporation.

------------------------------ -------------- --------------------- ----------------------- --------------- -----------------------
Dr. Judith L. Craven           Director       2001 to Present       Retired.                91              Director, A.G. Belo
DOB: October 6, 1945                                                                                        Corporation (1992 to
                                                                                                            present); Director,
                                                                                                            Sysco Corporation
                                                                                                            (1996 to present);
                                                                                                            Director, Luby's,
                                                                                                            Inc. (1998 to
                                                                                                            present).

------------------------------ -------------- --------------------- ----------------------- --------------- -----------------------
William F. Devin               Director       2001 to Present       Retired.                91              Member of the Board
DOB: December 30, 1938                                                                                      of Governors, Boston
                                                                                                            Stock Exchange
                                                                                                            (1985-present).

------------------------------ -------------- --------------------- ----------------------- --------------- -----------------------
Samuel M. Eisenstat            Chairman of    1996 to Present       Attorney, sole          52              Director, North
DOB: March 7, 1940             the Board                            practitioner.                           European Oil Royal
                                                                                                            Trust
------------------------------ -------------- --------------------- ----------------------- --------------- -----------------------

--------------
(1) Trustees serve until their successors are duly elected and qualified, subject to the Trustee's Retirement Plan as discussed on pages [ ] and [ ].


(2) The "Fund Complex" consists of all registered investment companies for which the Adviser or an affiliated person of the Adviser serves as investment adviser. The "Fund Complex" includes the SunAmerica Money Market Funds (2 funds), SunAmerica Equity Funds (9 funds), SunAmerica Income Funds (6 funds), SunAmerica Focused Series, Inc. (17 portfolios), Anchor Series Trust (9 portfolios), AIG Series Trust (4 funds), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Focused Alpha Growth Fund, Inc. (1 fund), SunAmerica Focused Alpha Large-Cap Fund, Inc. (1 fund), VALIC Company I (33 portfolios) and VALIC Company II (15 portfolios), SunAmerica Series Trust (32 portfolios) and Season Series Trust (19 portfolios).


(3) Directorships of Companies required reporting to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

------------------------------ -------------- --------------------- ----------------------- --------------- -----------------------
                                                                                            Number of
                                                                    Principal               Portfolios in
                               Position(s)    Term of Office and    Occupations             Fund Complex
                               Held with      Length of Time        during the last         Overseen by     Other Directorships
Name and Date of Birth         Fund           Served(1)             5 years                 Director(2)     Held by Director(3)
------------------------------ -------------- --------------------- ----------------------- --------------- -----------------------
Stephen J. Gutman              Director       1996 to Present       Vice President,         52              None
DOB: May 10, 1943                                                   Corcoran Group (Real
                                                                    Estate)
                                                                    (2003     to
                                                                    Present);
                                                                    President
                                                                    and   Member
                                                                    of  Managing
                                                                    Directors,
                                                                    Beau Brummel
                                                                    -  SoHo  LLC
                                                                    (Licensing
                                                                    of  Menswear
                                                                    specialty
                                                                    retailing
                                                                    and    other
                                                                    activities)
                                                                    (June   1988
                                                                    to present).

------------------------------ -------------- --------------------- ----------------------- --------------- -----------------------
William J. Shea                Director       2004 to Present       President and CEO,      52              Chairman of the Board,
DOB: February 9, 1948                                               Conseco, Inc.                           Royal and SunAlliance
                                                                    (Financial                              U.S.A. Inc. (March 2005
                                                                    Services)(2001 to                       to present); Director,
                                                                    present); Chairman of                   Boston Private Financial
                                                                    the Board of                            Holdings (October 2004
                                                                    Centennial                              to present).
                                                                    Technologies, Inc.
                                                                    (1998 to 2001); Vice
                                                                    Chairman, Bank Boston
                                                                    Corporation (1993 to
                                                                    1998).
------------------------------ -------------- --------------------- ----------------------- --------------- -----------------------

INTERESTED DIRECTOR

------------------------------ -------------- --------------------- ----------------------- --------------- -----------------------
                                                                                            Number of
                                                                    Principal               Portfolios in
                               Position(s)    Term of Office and    Occupations             Fund Complex
                               Held with      Length of Time        during the last         Overseen by     Other Directorships
Name and Date of Birth         Fund           Served                5 years                 Director(2)     Held by Director(3)
------------------------------ -------------- --------------------- ----------------------- --------------- -----------------------
Peter A. Harbeck(4)            Director       1996 to               President, CEO and      100             None
DOB: January 23, 1954                         Present               Director, SAAMCo
                                                                    (August 1995 to
                                                                    present); Director,
                                                                    SACS (August 1993 to
                                                                    present); President
                                                                    and CEO, AIG Advisor
                                                                    Group, Inc. (June
                                                                    2004 to present).
------------------------------ -------------- --------------------- ----------------------- --------------- -----------------------


OFFICERS

------------------------------ -------------- --------------------- ----------------------- --------------- -----------------------
                                                                                            Number of
                                                                    Principal               Portfolios in
                               Position(s)    Term of Office and    Occupations             Fund Complex
                               Held with      Length of Time        during the last         Overseen by     Other Directorships
Name and Date of Birth         Fund           Served                5 years                 Director(2)     Held by Director(3)
------------------------------ -------------- --------------------- ----------------------- --------------- -----------------------
Vincent Marra                  President      2004 to               Senior Vice President     N/A            N/A
DOB: May 28, 1950                             Present               and Chief Operating
                                                                    Officer, SAAMCo
                                                                    (February 2003 to
                                                                    Present); Chief
                                                                    Administrative Officer,
                                                                    Chief Operating Officer
                                                                    and Chief Financial
                                                                    Officer, Carret & Co.
                                                                    LLC (June 2002 to
                                                                    February 2003);
                                                                    President and Chief
                                                                    Operating Officer,
                                                                    Bowne Digital Solutions
                                                                    (1999 to May 2002)

------------------------------ -------------- --------------------- -----------------------   ------------- -----------------------
J. Steven Neamtz               Vice           1996 to               Executive Vice President, N/A            N/A
DOB: October 14, 1958          President      Present               SAAMCo (April 1996 to
                                                                    present); Director and
                                                                    President, SACS (April
                                                                    1996 to present).

------------------------------ -------------- --------------------- ----------------------- --------------- -----------------------
Donna M. Handel                Treasurer      2002 to               Senior Vice President,    N/A            N/A
DOB:  June 25, 1966                           Present               SAAMCo (December 2004
                                                                    to present); Vice
                                                                    President, SAAMCo
                                                                    (August 1996 to December
                                                                    2004).

------------------------------ -------------- --------------------- ----------------------- --------------- -----------------------
Gregory N. Bressler            Secretary and  August 2005 to        Senior Vice President     N/A            N/A
DOB:  November 17, 1966        Chief Legal    Present               and General Counsel,
                               Officer                              SAAMCo (June 2005 to
                                                                    present); Vice President
                                                                    and Director of U.S.
                                                                    Asset Management
                                                                    Compliance, Goldman Sachs
                                                                    Asset Management, L.P.
                                                                    (June 2004 to June 2005);
                                                                    Deputy General Counsel,
                                                                    Credit Suisse Asset
                                                                    Management, LLC. (June
                                                                    2002 - June 2004);
                                                                    Vice President and
                                                                    Counsel, Credit Suisse
                                                                    Asset Management, LLC
                                                                    (January 2000 - June 2002).
------------------------------ -------------- --------------------- ----------------------- --------------- -----------------------

----------------
(4) Mr. Harbeck is considered to be an Interested Director because he serves as President, CEO and Director of SAAMCo and Director of SACS.

         The Directors of the Fund are responsible for the overall supervision of the operation of the Fund and the Portfolio and perform various duties imposed on directors of investment companies by the 1940 Act and under the Fund's Articles of Incorporation. Directors and officers of the Fund are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by the Adviser and distributed by SACS and other affiliates of AIG SunAmerica Inc.

         The Fund pays each Director who is not an interested person of the Fund or the Adviser, nor a party to any Management or Subadvisory Agreement (each a "Disinterested" Director) annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Directors. Specifically, each Disinterested Director receives a pro rata portion (based upon the Fund's net assets) of the $40,000 in annual compensation for acting as a director or trustee to all the retail funds in SAMF. In addition, each Disinterested Director received $20,000 in annual compensation for acting as trustee to AST. Also, each Disinterested Director of SASFR receives $900 per quarterly meeting for acting as a Director. Each Disinterested Director of the retail funds in SAMF receives an additional $2,500 per attended quarterly meeting. In addition, Mr. Eisenstat receives an aggregate of $18,000 in annual compensation for serving as Chairman of the Boards of the retail funds in the SAMF. Officers of the Fund receive no direct remuneration in such capacity from the Fund or the Funds.

         The Board of Directors has established four committees, i.e., Audit, Nominating Compensation, Ethics and Governance.


         Each Disinterested Director serves on the Audit Committee of the Board of Directors. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Corporation's independent auditors; directing investigations into matters within the scope of the independent auditors' duties; reviewing with the independent auditors the audit plan and results of the audit; approving professional services provided by the independent auditors and other accounting firms prior to the performance of such services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; and preparing and submitting Committee minutes to the full Board. Each member of the Audit Committee receives an aggregate of $2,500 per meeting for serving on the Audit Committees of all of the SAMF, SASFR and AST. With respect to the Portfolio, each member of the Audit Committee receives a pro rata portion of the $2,500 per meeting, based on the relative net assets of the Portfolio. The Audit Committee met four times during the fiscal year ended October 31, 2005.

         In addition, two Disinterested Directors also serve on the Nominating and Compensation Committee. The Nominating and Compensation Committee recommends to the Directors those persons to be nominated for election as Directors by shareholders and selects and proposes nominees for election by Directors between shareholders' meetings. The Nominating and Compensation Committee does not normally consider candidates proposed by shareholders for election as Directors. Disinterested members of the Nominating and Compensation Committee receive an aggregate of $1,000 in annual compensation for serving on the Nominating and Compensation Committee. Each member of the Nominating and Compensation Committee receives $500 per meeting. There were two meetings of the Nominating and Compensation Committee during the fiscal year ended October 31, 2005.

         The Nominating and Compensation Committee recommends to the Trustees those persons to be nominated by Trustees by shareholders and select and proposes nominees for election by Trustees between shareholders' meeting. The Nominating Committee does not normally consider candidates proposed by shareholders for election as Trustees. Members of the Nominating Committee receive an aggregate of $1,000 in annual compensation for serving on the Nominating Committee. Each member of the Nominating Committee receives $500 ($250 for telephonic meetings) per meeting. In addition, the Chairman receives $600 per meeting ($300 per telephonic meetings) and $1,500 in annual compensation, based on the relative net assets of the Fund, for serving as Chairman of the Nominating and Compensation Committee. There was one meeting of the Nominating and Compensation Committee during the fiscal year ending October 31, 2005.


         The Ethics Committee is responsible for applying the Code of Ethics applicable to the Fund's Principle Executive Officer and Principal Accounting Officer (the "Code")to specific situations in which questions are presented to it and has the authority to interpret the Code in any particular situation. The Ethics Committee will inform the Board of Trustees of violations or waivers to the code, as appropriate. Members of the Ethics Committee receive an aggregate of $1,000 in annual compensation for serving on the Ethics Committee. Each member of the Ethics Committee receives $500 ($250 for telephonic meetings) per meeting. In addition, the

Chairman receives $600 per meeting ($300 per telephonic meetings) and $1,500 in annual compensation, based on the relative net assets of the Fund, for serving as Chairman of the Ethics Committee. The Ethics Committee met one time during the fiscal year ending October 31, 2005.

         The Governance Committee reviews and makes recommendations with respect to the size and composition of the Board and its committees and to monitor and evaluate the functioning of the committees of the Board. Members of the Governance Committee receive an aggregate of $1,000 in annual compensation for serving on the Governance Committee. Each member of the Governance Committee receives $500 ($250 for telephonic meetings) per meeting. In addition, the Chairman receives $600 per meeting ($300 for telephonic meetings) and $1,500 in annual compensation, based on the relative net assets of the Fund, for serving as Chairman of the Governance Committee. The Governance Committee has met twice during the fiscal year ending on October 31, 2005.


         The Directors (and Trustees) of the SAMF, SASFR and AST have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the Disinterested Directors of the SAMF. The Retirement Plan provides generally that if a Disinterested Director who has at least 10 years of consecutive service as a Disinterested Director of any of the SAMF (an "Eligible Director") retires after reaching age 60 but before age 70 or who has at least 5 years of consecutive service after reaching ago 65 but before 70, or dies while a Director, such person will be eligible to receive a retirement or death benefit from each of the SAMF with respect to which he or she is an Eligible Director. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each of the SAMF for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any retirement benefits credited during prior years, is added to each Eligible Director's account until such Eligible Director reaches his or her 70th birthday. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments.

DIRECTOR OWNERSHIP OF PORTFOLIO SHARES

The following table shows the dollar range of shares beneficially owned by each Director as of December 31, 2005.

DISINTERESTED DIRECTORS

---------------------------------- ------------------------------------------------ ----------------------------------
                                                                                        AGGREGATE DOLLAR RANGE OF
                                                                                        EQUITY SECURITIES IN ALL
                                                                                          REGISTERED INVESTMENT
                                                                                          COMPANIES OVERSEEN BY
                                               DOLLAR RANGE OF EQUITY                     DIRECTOR IN FAMILY OF
        NAME OF DIRECTOR                   SECURITIES IN THE CORPORATION(1)              INVESTMENT COMPANIES(2)
---------------------------------- ------------------------------------------------ ----------------------------------
William J.  Shea                                       [__]                                        [__]

---------------------------------- ------------------------------------------------ ----------------------------------
Dr. Judith L. Craven                                   [__]                                        [__]

---------------------------------- ------------------------------------------------ ----------------------------------
William F. Devin                                       [__]                                        [__]

---------------------------------- ------------------------------------------------ ----------------------------------
Samuel M. Eisenstat                                    [__]                                        [__]

---------------------------------- ------------------------------------------------ ----------------------------------
Stephen J. Gutman                                      [__]                                        [__]

---------------------------------- ------------------------------------------------ ----------------------------------

--------------------

(1) Where the Portfolio is not listed with respect to a Director, the Director held no shares of the Portfolio.

(2) Includes the SunAmerica Mutual Funds (37 funds), Anchor Series Trust (9 portfolios) and SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SAST (32 portfolios) and Seasons (25 portfolios).

(3)  Interested Director

  INTERESTED DIRECTORS

---------------------------------- ------------------------------------------------ ----------------------------------
                                                                                        AGGREGATE DOLLAR RANGE OF
                                                                                        EQUITY SECURITIES IN ALL
                                                                                          REGISTERED INVESTMENT
                                                                                          COMPANIES OVERSEEN BY
                                               DOLLAR RANGE OF EQUITY                     DIRECTOR IN FAMILY OF
        NAME OF DIRECTOR                   SECURITIES IN THE CORPORATION(1)              INVESTMENT COMPANIES(2)
---------------------------------- ------------------------------------------------ ----------------------------------
Peter A. Harbeck(3)                                    [__]                                        [__]

---------------------------------- ------------------------------------------------ ----------------------------------

         The following table sets forth information summarizing the compensation of each Disinterested Director for his services as Director for the fiscal year ended October 31, 2005. Neither the Directors who are interested persons of the Fund nor any officers of the Fund receive any compensation.

                               COMPENSATION TABLE

-------------------------------- ----------------- --------------------- ------------------ ------------------------
                                                   PENSION OR
                                                   RETIREMENT BENEFITS   ESTIMATED          TOTAL COMPENSATION
                                 AGGREGATE         ACCRUED AS PART OF    ANNUAL             FROM TRUST AND FUND
                                 COMPENSATION      CORPORATION'S         BENEFITS ON        COMPLEX PAID
 DIRECTOR                        FROM REGISTRANT   EXPENSES*             RETIREMENT**       TO TRUSTEES*
-------------------------------- ----------------- --------------------- ------------------ ------------------------

Jeffrey Burum                    [_______]         [_______]             [_______]          [_______]

-------------------------------- ----------------- --------------------- ------------------ ------------------------
Dr. Judith L. Craven ***         [_______]         [_______]             [_______]          [_______]

-------------------------------- ----------------- --------------------- ------------------ ------------------------
William F. Devin ***             [_______]         [_______]             [_______]          [_______]

-------------------------------- ----------------- --------------------- ------------------ ------------------------
Samuel M. Eisenstat              [_______]         [_______]             [_______]          [_______]

-------------------------------- ----------------- --------------------- ------------------ ------------------------
Stephen J. Gutman                [_______]         [_______]             [_______]          [_______]

-------------------------------- ----------------- --------------------- ------------------ ------------------------
William Shea                     [_______]         [_______]             [_______]          [_______]

-------------------------------- ----------------- --------------------- ------------------ ------------------------

* Information is as of October 31, 2005 for the five investment companies in the complex that pay fees to these Directors. The complex consists of the SAMF, AST, VALIC Company I and VALIC Company II.

**   Assumes  the   Participant   elects  to  receive   benefits  in  15  yearly
     installments for SAMF and AST Retirement Plans and 10 yearly installments for VALIC Company I and VALIC Company II Retirement Plans.

*** Mr. Devin and Dr. Craven are not Trustees of AST. Mr. Devin and Dr. Craven were elected to the Board effective November 16, 2001.

         As of the date of this Statement of Additional Information, the Directors and Officers of the Fund owned in the aggregate less than 1% of each series and each class of each series' total outstanding shares.

         A shareholder who owns beneficially, directly or indirectly, 25% or more of the Portfolio's outstanding voting securities may be deemed to "control" (as defined in the 1940 Act) the Portfolio. The following shareholders owned of record or beneficially 5% or more of the indicated Portfolio Class' shares outstanding as of [ ]:

---------------------------------------- -------------------------------------- --------------------------------------
PORTFOLIO NAME AND CLASS                 HOLDER AND ADDRESS                     PERCENTAGE OWNED OF RECORD
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------

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---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------

                      ADVISER, PERSONAL SECURITIES TRADING,
                          DISTRIBUTOR AND ADMINISTRATOR

AIG SUNAMERICA ASSET MANAGEMENT CORP.


         SunAmerica, which was organized as a Delaware corporation in 1982, is located at The Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311, and acts as the investment manager to the Portfolio pursuant to the Investment Advisory and Management Agreement (the "Management Agreement") with the Fund, on behalf of the Portfolio. SunAmerica is a wholly owned subsidiary of SunAmerica Inc., which in turn is an indirect wholly owned subsidiary of American International Group, Inc. ("AIG"). As of November 30, 2005, SunAmerica managed and or administered approximately $43 billion of assets.


         AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG's primary activities include both general and life insurance operations. Other significant activities include financial services and asset management.

         Under the Management Agreement, SunAmerica manages the investment of the assets of the Portfolio and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Portfolio. Any investment program undertaken by SunAmerica will at all times be subject to the policies and control of the Directors. SunAmerica also provides certain administrative services to the Portfolio.

         Except to the extent otherwise specified in the Management Agreement, the Portfolio pays, or causes to be paid, all other expenses of the Fund and the Portfolio, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Portfolio and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectus and Statements of Additional Information respecting the Portfolio, and supplements thereto, to the shareholders of the Portfolio; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Portfolio; postage; insurance premiums on property or personnel (including Officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.

         The annual rate of the investment advisory fees that apply to the Portfolio is set forth in the Prospectus.

         SunAmerica  has  agreed  to  waive  fees  or  reimburse  expenses,   if
necessary, to keep operating expenses at or below an annual rate of the percentage of assets of the following share classes for the Portfolio.

------------------------------------------------------------------------------
                                            OPERATING EXPENSES AT OR BELOW
                                                      ANNUAL RATE
------------------------------------------------------------------------------
PORTFOLIO                                   CLASS A      CLASS B    CLASS C
------------------------------------------------------------------------------
Focused Dividend Strategy Portfolio          [__]%        [__]%       [__]%
------------------------------------------------------------------------------

         SunAmerica also may voluntarily waive or reimburse additional amounts to increase the investment return to the Portfolio's investors. Further, any waivers or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations. The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of the Portfolio until collection is probable, but appear as footnote disclosure to the Portfolio's financial statements. At such time as it appears probable that the Portfolio is able to effect such reimbursement and that SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Portfolio for that current period.

         The Management Agreement continues in effect with respect to the Portfolio, for a period of two years from the date of execution unless terminated sooner, and thereafter from year to year, if approved at least annually by vote of a majority of the Directors or by the holders of a majority of the Portfolio's outstanding voting securities. Any such continuation also requires approval by a majority of the Disinterested Directors by vote cast in person at a meeting called for such purpose. The Management Agreement may be terminated with respect to the Portfolio at any time, without penalty, on 60 days' written notice by the Directors, by the holders of a majority of the Portfolio's outstanding voting securities or by SunAmerica. The Management Agreement automatically terminates with respect to the Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

         Under the terms of the Management Agreement, SunAmerica is not liable to the Portfolio, or its shareholders, for any act or omission by it or for any losses sustained by the Portfolio or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

THE ADVISER

         SunAmerica manages the Focused Dividend Strategy Portfolio.

ANNUAL BOARD APPROVAL OF THE ADVISORY AGREEMENT

          The Board of Directors of the Fund, including the Disinterested Directors, approved the existing Advisory Agreement with the Adviser with respect to the Portfolio for an additional period and further advised that the Board intended to consider its approval again at the next Board meeting. A discussion regarding the basis for the Board of Directors' approval of the Advisory Agreement is available in the Portfolio's semi-annual report to shareholders for the six-months ended April 30, 2005.


INFORMATION ABOUT SUNAMERICA'S PORTFOLIO MANAGER

         Paul Ma is the portfolio manager for the Portfolio, and is primarily responsible for its day-to-day management. The Prospectus contains certain information about Mr. Ma, and the sections below contain certain additional information about him. All information set forth below is as of December [__], 2005.

         MANAGEMENT OF OTHER ACCOUNTS

         Mr. Ma was also primarily responsible for the day-to-day management of other accounts, as set forth in the table below.

         The table below shows the number of other accounts managed by Mr. Ma and the total assets in the accounts in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

                                  Other Accounts Managed / Total Assets in those Accounts (in millions)
                          (Total Accounts Managed with Performance Based Fees / Total Assets in those Accounts)
                         -----------------------------------------------------------------------------------------
                              Other Registered                Other Pooled                       Other
Portfolio Manager           Investment Companies           Investment Vehicles                 Accounts
-----------------        ----------------------------- ------------------------------ ----------------------------
Paul Ma
    Total Accounts                3 / $235                       0 / $0                         0 / $0
    Managed
    Accts with                     0 / $0                        0 / $0                         0 / $0
    Performance
    Fees

         PORTFOLIO MANAGER COMPENSATION STRUCTURE

         Mr. Ma's compensation has both a salary and a bonus component. The salary is a fixed annual salary, and is not based on performance. The bonus components are based on both the Portfolio's individual performance and the organizational performance of SunAmerica and the investment department. The Portfolio's individual performance constitutes seventy-five percent (75%) of the bonus component. It is determined by the Portfolio's performance, net of fees, relative to the applicable one-year and three-year Lipper rankings. The amount of the individual performance bonus ranges from zero percent to two hundred and twenty-five percent (0% - 225%) of the portfolio manager's base salary. The organizational performance component of the portfolio manager's bonus constitutes twenty-five percent (25%) of his bonus. This portion of the bonus ranges from zero percent up to seventy-five percent (0% - 75%) of his base salary. There are four factors which are used in determining the organizational component of the portfolio manager's bonus: (1) overall profitability of SunAmerica; (2) the portfolio manager's overall engagement of the investment process; (3) the construction of the manager's portfolio and exposure to risk; and (4) the portfolio manager's participation in other activities on behalf of SunAmerica.

         PORTFOLIO OWNERSHIP OF PORTFOLIO MANAGER

         The dollar range of shares of the Portfolio beneficially owned by Mr. Ma was none.

         POTENTIAL CONFLICTS OF INTEREST

         The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest for portfolio managers. For example, the most attractive investments could be allocated to higher-fee accounts or performance fee accounts or higher-fee accounts could be favored as to timing and/or execution price. Also, a portfolio manager could focus his time and efforts primarily on higher-fee accounts due to a personal stake in compensation. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Portfolio and other accounts, the portfolio manager may aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions. Aggregation of trades may create the potential for unequal treatment of a Portfolio if another account is favored over that Portfolio when allocating securities purchased or sold. Also, depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given to, or the timing or nature of decisions made with respect to, a Portfolio.

         To reduce potential conflicts of interest, SunAmerica has established policies and procedures governing brokerage practice and the allocation of trades. These policies and procedures are designed to ensure that the purchase and sale of securities among accounts are fairly and equitably allocated. In addition, SunAmerica has also established policies and procedures governing the personal securities transactions of the portfolio managers.


                                  ADVISORY FEES

         The following table sets forth the total advisory fees incurred by the Portfolio pursuant to the Management Agreement, and the amount waived by the Adviser, for the fiscal years ended October 31, 2005, 2004 and 2003.

-------------------------------- ------------------------------------------- -------------------------------------------
PORTFOLIO                                      ADVISORY FEES*                           ADVISORY FEES WAIVED
-------------------------------- ------------------------------------------- -------------------------------------------
                                     2005           2004          2003           2005           2004          2003
-------------------------------- -------------- ------------- -------------- -------------- ------------- --------------
Focused Dividend Strategy
Portfolio                           $[__]         $754,859       $352,539        [__]            --            --
-------------------------------- -------------- ------------- -------------- -------------- ------------- --------------

------------------
*    Without giving effect to fee waivers.

         The   following   table  sets  forth  the  fee   waivers   and  expense
reimbursements other than advisory fees made to the Portfolio by SunAmerica for the fiscal year ended October 31, 2005. .

                     FEE WAIVERS AND EXPENSE REIMBURSEMENTS

------------------------------------------------------------------
             FUND+                CLASS A    CLASS B    CLASS C*
------------------------------------------------------------------
Focused Dividend Strategy          $[__]      $[__]      $[__]
------------------------------------------------------------------

* The Fee Waivers and Expense Reimbursements for Class C shares for the Portfolio reflects the Fee Waivers and Expense Reimbursements for Class II shares, which were redesignated as Class C shares on February 20, 2004.

         Certain of the fee waivers and expense reimbursements are subject to potential recoupment by SunAmerica. The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of the Portfolio until collection is probable, but appear as footnote disclosure to the Portfolio's financial statements. At such time as it appears probable that the Portfolio is able to effect such reimbursement and that SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Portfolio for that current period.

PERSONAL SECURITIES TRADING

         The Fund and SunAmerica have adopted a written Code of Ethics (the "SunAmerica Code"), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the SunAmerica Code is: (1) any trustee, director, officer, general partner or advisory person of the Fund or SunAmerica;
(2) any director or officer of the Distributor who in the ordinary course of his or her business makes, participates in or obtains information regarding the purchase or sale of securities for the investment client or whose functions or duties as part of the ordinary course of his or her business relate to the making of any recommendation to the investment client regarding the purchase or sale of securities; and (3) any other persons designated by the Review Officer as having access to current trading information. The guidelines on personal securities trading relate to: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by SunAmerica,
(ii) Initial Public Offerings, (iii) private placements,  (iv) blackout periods,
(v) short-term trading profits, and (vi) services as a director. Subject to certain restrictions, Access Persons may invest in securities, including securities that may be purchased or held by the Portfolio. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. SunAmerica reports to the Board of Directors on a quarterly basis, as to whether there were any violations of the SunAmerica Code by Access Persons of the Fund or SunAmerica during the quarter.

THE DISTRIBUTOR

         The Fund, on behalf of the Portfolio, has entered into a distribution agreement (the "Distribution Agreement") with SACS, a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of the Portfolio. The address of the Distributor is The Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Portfolio through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing prospectuses, annual reports and other periodic reports respecting the Portfolio, for distribution to persons who are not shareholders of the Portfolio and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Portfolio (see "Distribution Plans" below).

         The Distribution Agreement with respect to the Portfolio will remain in effect for two years from the date of execution unless terminated sooner, and thereafter from year to year if such continuance is approved at least annually by the Directors, including a majority of the Disinterested Directors. The Fund and the Distributor each has the right to terminate the Distribution Agreement with respect to the Portfolio on 60 days' written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment as defined in the 1940 Act and the rules thereunder.

         The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Fund. In some instances, such additional commissions, fees or other incentives may be offered only to certain firms, including Royal Alliance Associates, Inc., SunAmerica Securities, Inc., Sentra Securities Corporation, Spelman & Co.,

Financial Service Corporation and Advantage Capital Corporation, AIG Equity Sales Corp., AIG Financial Securities, Inc., AIG International Securities, Inc., Pembrook Securities, Inc., American General Securities Inc., American General Financial Advisors, Inc., The Variable Annuity Marketing Company, American General Distributors, Inc., American General Funds Distributors, Inc., AGF Investment Corp., and Franklin Financial Services Corporation, affiliates of the Distributor, that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid to any investor.

DISTRIBUTION PLANS

         As indicated in the Prospectus, the Directors of the Fund have adopted Distribution Plans (the "Class A Plan," the "Class B Plan" and the "Class C Plan" and collectively, the "Distribution Plans") pursuant to Rule 12b-1 under the 1940 Act. Reference is made to "Fund Management - Distributor" in the Prospectus for certain information with respect to the Distribution Plans.

         Under the Class A Plan, the Distributor may receive payments from the Portfolio at an annual rate of up to 0.10% of average daily net assets of the Portfolio's Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B and Class C Plans, the Distributor may receive payments from the Portfolio at the annual rate of up to 0.75% of the average daily net assets of the Portfolio's Class B and Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing each such class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Portfolio shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class A Plan, the Class B Plan or the Class C Plan will exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of the Portfolio may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with trail commissions or account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in the Portfolio by its customers.

         The following table sets forth the distribution and account maintenance and service fees the Distributor received from the Portfolio for the fiscal years ended October 31, 2005, 2004 and 2003.

              DISTRIBUTION AND ACCOUNT MAINTENANCE AND SERVICE FEES

-------------------- -------------------------------------- ------------------------------------- ----------------------------------
PORTFOLIO                             2005                                  2004                                 2003
-------------------- -------------------------------------- ------------------------------------- ----------------------------------
                       CLASS A      CLASS B     CLASS C*      CLASS A     CLASS B     CLASS  C*    CLASS A      CLASS B    CLASS C*
-------------------- ------------ ------------ ------------ ------------ ----------- ------------ ----------- ----------- ----------
Focused Dividend
Strategy                [___]        [___]       [___]        $217,866    $573,361     $960,904
-------------------- ------------ ------------ ------------ ------------ ----------- ------------ ----------- ----------- ----------

--------------------
* Class II shares of the Portfolio were designated as Class C shares on February 20, 2004.

         Continuance of the Distribution Plans with respect to the Portfolio is subject to annual approval by vote of the Directors, including a majority of the Disinterested Directors who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Independent Directors"). A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of the Portfolio, without approval of the shareholders of the affected class of shares of the Portfolio. In addition, all material amendments to the Distribution Plans must be approved by the Directors in the manner described above. A Distribution Plan may be terminated at any time with respect to the Portfolio without payment of any penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940

Act) of the affected class of shares of the Portfolio. So long as the Distribution Plans are in effect, the election and nomination of the Independent Directors of the Fund shall be committed to the discretion of the Independent Directors. In the Directors' quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans with respect to the Portfolio, the Directors must consider all factors they deem relevant, including information as to the benefits of the Portfolio and the shareholders of the relevant class of the Portfolio.

THE ADMINISTRATOR

         The Fund has entered into a Service Agreement, under the terms of which AIG SunAmerica Fund Services, Inc. ("SAFS" or the "Administrator"), an indirect wholly owned subsidiary of AIG, acts as a servicing agent assisting State Street Bank and Trust Company ("State Street") in connection with certain services offered to the shareholders of the Portfolio. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at The Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311.

         The Service Agreement continues in effect from year to year, provided that such continuance is approved annually by vote of the Directors including a majority of the Disinterested Directors.

         Pursuant to the Service Agreement, as compensation for services rendered, SAFS receives a fee from the Fund, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets of Class A, Class B, Class C and Class I shares. From this fee, SAFS pays a fee to State Street, and its affiliate, Boston Financial Data Services ("BFDS" and with State Street, the "Transfer Agent") (other than out-of-pocket charges that would be paid by the
Fund). For the fiscal year ending October 31, 2005, the total amount paid to the Administrator by the Fund was $[ ]. For further information regarding the Transfer Agent see the section entitled "Additional Information" below.

                      PROXY VOTING POLICIES AND PROCEDURES

         PROXY VOTING RESPONSIBILITY. The Corporation have adopted policies and procedures for the voting of proxies relating to portfolio securities. The policies and procedures were drafted according to recommendations by a proxy voting committee composed of senior management of the Corporation and the Corporation's investment adviser. The policies and procedures enable the Corporation to vote proxies in a manner consistent with the best interests of the Corporation's shareholders.

         The Corporation has retained a proxy voting service, the Investor Responsibility Research Center (the "IRRC"), to effect votes on behalf of the Corporation according to the Corporation's policies and procedures, and to assist the Corporation with recordkeeping of proxy votes.

         Except as otherwise described below regarding case-by-case voting matters and when conflicts of interest arises, neither SunAmerica nor any subadviser has discretion concerning proxy voting decisions.

         COMPANY MANAGEMENT RECOMMENDATIONS. When determining whether to invest in the securities of a particular company, one of the key factors the portfolio manager considers is the quality and depth of the company's management. In holding portfolio securities, the Corporation is seeking to maximize the investment value for shareholders, but not necessarily exercise control over the issuers of portfolio securities or otherwise advance a particular social agenda. The Corporation's policies and procedures therefore provide that the Corporation will generally vote in support of management recommendations on most corporate matters. When a Corporation's portfolio manager is dissatisfied with a company's management, the Corporation typically will sell the holding.

         CASE-BY-CASE VOTING MATTERS. The policies and procedures identify certain voting matters that will be decided on a case-by-case basis. In these circumstances, the Corporation may request guidance or a recommendation from the proxy voting committee, the portfolio manager or other appropriate personnel of

SunAmerica and/or a subadviser of the Portfolio. In these instances, such person(s) will recommend the vote that will maximize value for and is in the best interests of the Corporation's shareholders.

         EXAMPLES OF THE CORPORATION'S POSITIONS ON VOTING MATTERS. Consistent with the approaches described above, the following are examples of the Corporation's voting positions on specific matters:

     o    Vote with management recommendations on most corporate matters;

     o Vote with management recommendations on proposals to increase or decrease authorized common stock;

     o Vote against the authorization of preferred stock if the Corporation's board has unlimited rights to set the terms and conditions of the shares;

     o Vote for a management proposal to decrease authorized preferred stock or cancel a class or series of preferred stock;

     o Vote on a case-by-case basis regarding finance, merger and acquisition matters;

     o    Vote against most shareholder proposals;

     o Abstain from voting on social responsibility or environmental matters, unless the fund's objective is directly related to the social or environmental matter in question;(5)

     o Not vote proxies for index funds/portfolios and passively managed funds/portfolios;(6) and

     o May vote in favor of or against proposals relating to stock option plans and other management compensation issues depending on the details of the plan.

         CONFLICTS OF INTEREST. Senior management of the Corporation and SunAmerica, including members of the proxy voting committee and legal and compliance personnel, and/or a subadviser, will resolve conflicts of interest presented by a proxy vote. In practice, application of the Corporation's proxy voting policies and procedures will in most instances adequately address any possible conflicts of interest, as the policies and procedures were pre-determined by the proxy voting committee, and votes are effected according to the policies and procedures by the IRRC, an independent third party. Also, the proxy voting committee consists of members who are not involved in marketing or other business units that may be likely to present conflicts.

         However, if a situation arises where a vote presents a conflict between the interests of the Corporation's shareholders and the interests of SunAmerica, the Corporation's principal underwriter, or one of SunAmerica's or the underwriter's affiliates, and the conflict is known to the Corporation, senior management of the Corporation and SunAmerica, including the proxy voting committee, will be consulted. Any Individual with a known conflict


--------------------
(5) In these circumstances, the fund will consider the effect that the vote's outcome may have on the issuing company and the value of its securities as part of the fund's overall investment evaluation of whether to retain or sell the company's securities. The fund will either retain or sell the securities according to the best interests of the fund's shareholders.

(6) The Board of Directors has determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the fund retains a particular security. That is, the fund will retain or sell a particular security based on objective, rather than subjective, criteria. For example, in the case of an index fund, the fund will make a determination to retain or sell a security based on whether the index retains or deletes the security.

may be required by the proxy voting committee to recuse himself or herself from being involved in the proxy voting decision. Senior management, including the proxy voting committee, will evaluate the situation and ensure that the Corporation selects the vote that is in the best interests of the Corporation's shareholders.

         PROXY VOTING RECORDS. The IRRC will maintain records of voting decisions for each vote cast on behalf of the Corporation. Pursuant to SEC requirements, beginning in August of 2004, on an annual basis the Corporation will make available on its website its proxy voting record for the one-year period ending on June 30th. The proxy voting record will also be available on the SEC's website at http://www.sec.gov.

            DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

            The Board of Directors has adopted policies and procedures relating to disclosure of the Portfolio's securities. These policies and procedures prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Portfolio's shares and other parties which are not employed by the Adviser or its affiliates. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolio) are met, the Portfolio does not provide or permit others to provide information about the Portfolio's holdings on a selective basis.

            The Corporation makes the Portfolio's portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Portfolio's fiscal quarter.

            In addition, the Corporation generally makes publicly available, on a periodic basis, information regarding the Portfolio's top ten holdings (including name and percentage of a Fund's assets invested in each holding) and the percentage breakdown of the Portfolio's investments by country, sector and industry, as applicable. This information is generally made available through the Corporation's website, marketing communications (including printed advertising and sales literature), and/or the Corporation's telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by the Corporation's legal department. The Corporation and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

            Before any non-public disclosure of information about the Portfolio's holdings is permitted, any employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the legal and compliance departments of that Adviser and the Corporation. The Corporation's executive officers and the Adviser's legal counsel are responsible for determining whether it is in the Portfolio's shareholders' best interest to disclose such information. To find that it is in the shareholders' best interest, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Portfolio's operation or useful to the Portfolio's shareholders without compromising the integrity or performance of the Corporation. The Corporation's Chief Compliance Officer and/or the Adviser's legal counsel are then responsible for determining whether a conflict of interests between the interests of the Portfolio's shareholders and those of the Portfolio's investment advisers exist. If it is determined that the release of non-public portfolio holdings information is not in the shareholder's best interest, or that there is a conflict of interests between the Portfolio's shareholders and those of the Portfolio's investment adviser, the request will be denied. If the request is approved, the Corporation and the third party must execute a confidentiality agreement governing the third party's duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential, and to not use the information for purposes of trading in the shares of the Portfolio for any reason

            At each quarterly meeting of the Board of Directors, the Directors review a report disclosing the third parties to whom the Portfolio's holdings information has been disclosed and the purpose for such disclosure, and consider whether or not the release of information to such third parties is in the best interest of the Portfolio's and its shareholders.

            Each of the below listed third parties have been informed of their duty of confidentiality and have been approved to receive information concerning the Portfolio's holdings:

1. [__________] ("[__]"). [___] is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Funds' financial statements. [___] does not disclose to third parties information regarding the Funds' holdings.

2. STATE STREET BANK & TRUST COMPANY ("SSB&T"). SSB&T, as custodian to the Funds, has daily access to the entire holdings of each Fund. SSB&T does not disclose or release information regarding the Funds' holdings except as instructed by the Fund.

3. LIPPER. THE PERFORMANCE MEASUREMENT GROUP DISCLOSES THE ENTIRE PORTFOLIO HOLDINGS INFORMATION FOR EACH FUND ON A MONTHLY BASIS, THIS INFORMATION IS DISCLOSED APPROXIMATELY FIFTEEN (15) DAYS AFTER THE MONTH END. Lipper analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Fund's asset class and category in order to place each Fund in the appropriate peer group. Lipper does not disclose the entire portfolio holdings of each Fund, but does disclose the information listed above. This information is made available to Lipper subscribers approximately sixty (60) days after the receipt of information from the Fund.

4. MORNINGSTAR. Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual funds may be accessed through its web site at no charge. Information regarding the Funds are available only with a subscription. SSB&T forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Through Morningstar's DataLab product, entire portfolio holdings
     information  is  available  to  subscribers   approximately   one  week  of
     Morningstar's receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) day after its receipt of such information.

5. STANDARD & POORS ("S&P"). The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a quarterly basis, approximately thirty (30) days after the month end. S&P analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Fund's asset class and category in order to place each Fund in the appropriate peer group. S&P does not disclose the entire portfolio holdings of each Fund, but does disclose the information listed above. This information is made available to S&P subscribers approximately sixty (60) days after the receipt of information from the Fund.

6. BLOOMBERG. The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a quarterly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Bloomberg's various databases within one (1) to fourteen
     (14) days of its receipt.

7. THOMPSON FINANCIAL. The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a monthly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Thompson Financial's various databases within a couple days of its receipt.

8. FINANCIAL PRINTERS. Fund Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each portfolio's fiscal quarter. Financial printers assist the Funds with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the Securities and Exchange Commission ("SEC") and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC's EDGAR database.

9. INVESTMENT COMPANY INSTITUTE ("ICI"). Fund Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Funds on a quarterly basis, approximately fifteen
     (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose a particular Fund's holding information publicly.

10. PLEXUS GROUP AND ELKINS/MCSHERRY. SSB&T provides purchase and sale information with respect to the Fund's equity funds on a quarterly basis approximately fifteen (15) days after the quarter end. Plexus and
     Elkins/McSherry analyze the information to produce reports containing brokerage execution statistics and comparisons. These reports are provided to the Fund and neither Plexus nor Elkins/McSherry disclose publicly the information they receive or the reports they prepare. SAAMCo's contract with Plexus includes a confidentiality clause

11. MANHATTAN CREATIVE PARTNERS D/B/A DILIGENT. Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month end. Diligent services the website of the AIG SunAmerica Mutual Funds. Diligent also hosts the Boards online meeting materials.

12. MARKETING FIRMS. Our Marketing Group provides portfolio holding information to various marketing firms, including PeachTree Enterprises, Primelook, Inc., Royal Impressions, Wilmedia, Hartshorn Communications, JDP Marketing Services, and Molly Hart, with portfolio holding information. Depending on the Funds and the marketing firm, the Marketing Group provides information on a monthly, quarterly, or on an as needed basis, generally within seven
     (7) days of the period end. Generally, these marketing firms are responsible for the design and/or printing of sales literature on behalf of the Funds or assist in the preparation of the MD&A section and shareholder letters to the annual and semi-annual reports. They do not publicly disclose the Funds' portfolio holdings information and are subject to confidentiality provisions in our agreements with them.

13. THE VANGUARD GROUP, INC. ("VANGUARD"). Vanguard is the administrator of AIG's 401K Plan. The Focused Large-Cap Growth Portfolio of SunAmerica Focused Series, Inc. and the SunAmerica Value Fund of the SunAmerica Equity Funds are offered in this plan. Fund Accounting provides Vanguard with top ten (10) holdings of the two Funds on a monthly basis approximately 15 days after month end and Fund Administration provides information such as asset allocation of the Funds. The information is used for Fund Fact Sheets distributed to participants of the Plan. Currently, Fund Administration is in the process of transferring to Vanguard from CNA the Deferred Compensation Plan for the participating wholesalers of SAAMCo. SAAMCo's agreement with Vanguard includes confidentiality disclosure.

14. INVESTOR RESPONSIBILITY RESEARCH CENTER ("IRRC"). IRRC downloads weekly portfolio information (I.E. custodian identification number, security identification number, share position and description of the security) through SSB&T Insight System. This information is used solely for the purposes of voting proxies on behalf of the Funds and is not publicly disclosed. SAAMCo's contract with IRRC includes confidentiality disclosure.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         As discussed in the Prospectus, the Adviser is responsible for decisions to buy and sell securities for the Portfolio, selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of SunAmerica or another Adviser.

         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the Adviser may select broker-dealers that provide it with research services-analyses and reports concerning issuers, industries, securities, economic factors and trends-and may cause the Portfolio to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. The research services consist of assessments and analysis of the business or prospects of a company, industry or economic sector. Certain research services furnished by brokers may be useful to the Adviser with respect to clients other than the Fund and not all of these services may be used by the Adviser in connection with the Fund. No specific value can be determined for research services furnished without cost to the Adviser by a broker. The Adviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser's research and analysis. Therefore, it may tend to benefit the Portfolio by improving the quality of the Adviser's investment advice. The investment advisory fees paid by the Portfolio are not reduced because the Adviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

         A directed brokerage agreement includes those arrangements under which products or services (other than execution of securities transactions), expense reimbursements, or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client's brokerage transactions to that broker-dealer. A Fund may participate in directed brokerage agreements, provided the portfolio manager can still obtain the best price and execution for trades. Directed brokerage arrangements are generally subject to a maximum of 20% of a Fund's eligible commissions. Thus, a Fund may benefit from the products or services or recaptured commissions obtained through the directed brokerage arrangement, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Fund indicates that this is a directed brokerage transactions, the Fund will get a percentage of commissions paid on either domestic trades or international trades credited back to the Fund. These credits are in hard dollars and could be used to offset the Fund's custody expenses or to pay other Fund expenses (excluding expenses payable to affiliates). By entering into a brokerage/services arrangement, a Fund can reduce expenses reported to shareholders in its statement or operations, fee table and expense ratio and can increate its reported yield.

         Although the objectives of other accounts or investment companies that the Adviser manages may differ from those of the Portfolio, it is possible that, at times, identical securities will be acceptable for purchase by one or more of the Portfolios and one or more other accounts or investment companies that the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of one or more of the Portfolios and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of the Portfolio to obtain or dispose of the full amount of a security, that it seeks to purchase or sell, or the price at which such security can be purchased or sold.

         The following tables set forth the brokerage commissions paid by the Portfolio and the amounts of the brokerage commissions paid to affiliated broker-dealers by the Portfolio for the fiscal years ended October 31, 2005, 2004, and 2003. The information shown for the Portfolio reflects the commissions paid by the Prior Focused Divided Strategy Portfolio for its fiscal year ended September 30, 2004 and 2003.

                              BROKERAGE COMMISSIONS

                                      2005

------------------------------------ ------------------ ---------------------- --------------------- ----------------------
                                                                                                     PERCENTAGE OF AMOUNT
                                                                                                        OF TRANSACTIONS
                                                                                  PERCENTAGE OF      INVOLVING PAYMENT OF
                                        AGGREGATE         AMOUNT PAID TO       COMMISSIONS PAID TO      COMMISSIONS TO
                                        BROKERAGE           AFFILIATED             AFFILIATED            AFFILIATED
             PORTFOLIO                 COMMISSIONS        BROKER-DEALERS         BROKER-DEALERS        BROKER-DEALERS
------------------------------------ ------------------ ---------------------- --------------------- ----------------------
Focused Dividend Strategy Portfolio        [__]                [__]                  [__]                    [__]
------------------------------------ ------------------ ---------------------- --------------------- ----------------------

                                      2004

------------------------------------ ------------------ ---------------------- --------------------- ----------------------
                                                                                                     PERCENTAGE OF AMOUNT
                                                                                                        OF TRANSACTIONS
                                                                                  PERCENTAGE OF      INVOLVING PAYMENT OF
                                        AGGREGATE         AMOUNT PAID TO       COMMISSIONS PAID TO      COMMISSIONS TO
                                        BROKERAGE           AFFILIATED             AFFILIATED            AFFILIATED
             PORTFOLIO                 COMMISSIONS        BROKER-DEALERS         BROKER-DEALERS        BROKER-DEALERS
------------------------------------ ------------------ ---------------------- --------------------- ----------------------
Focused Dividend Strategy Portfolio      $270,098              $40,380                15%                    12%
------------------------------------ ------------------ ---------------------- --------------------- ----------------------

                                      2003

------------------------------------ ------------------ ---------------------- --------------------- ----------------------
                                                                                                     PERCENTAGE OF AMOUNT
                                                                                                        OF TRANSACTIONS
                                                                                  PERCENTAGE OF      INVOLVING PAYMENT OF
                                        AGGREGATE         AMOUNT PAID TO       COMMISSIONS PAID TO      COMMISSIONS TO
                                        BROKERAGE           AFFILIATED             AFFILIATED            AFFILIATED
             PORTFOLIO                 COMMISSIONS        BROKER-DEALERS         BROKER-DEALERS        BROKER-DEALERS
------------------------------------ ------------------ ---------------------- --------------------- ----------------------
Focused Dividend Strategy Portfolio      $157,333              --                     --                      --
------------------------------------ ------------------ ---------------------- --------------------- ----------------------

               ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

         Upon making an investment in shares of the Portfolio, an open account will be established under which shares of the Portfolio and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder's account by the Transfer Agent. Shareholders will not be issued certificates for their shares unless they specifically so request in writing, but no certificate is issued for fractional shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

         Shareholders who have met the Portfolio's minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. At the shareholder's election, such purchases may be made from their bank checking or savings account on a monthly, quarterly, semi-annual or annual basis.

         Shares of the Portfolio are sold at the net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor (i) may be imposed at the time of purchase (Class A shares) or
(ii) may be deferred (Class B and Class C shares, and purchases of Class A shares in excess of $1 million). Class II shares, now designated as Class C shares, had elements of a sales charge that is both imposed at the time of purchase and deferred prior to their redesignation. Reference is made to "Shareholder Account Information" in the Prospectus for certain information as to the purchase of Portfolio shares.

         The following table sets forth the front-end sales concessions with respect to Class A shares of the Portfolio, the amount of the front-end sales concessions that was reallowed to affiliated broker-dealers, and the contingent deferred sales charges with respect to Class B and Class C shares of the Portfolio, received by the Distributor for the fiscal years ended October 31, 2005, 2004, and 2003.

                                                            2005

----------------------------------------- ----------------- ------------------ ------------------ -------------------
                                                            AMOUNT REALLOWED   AMOUNT REALLOWED       CONTINGENT
                                          FRONT-END SALES     TO AFFILIATED    TO NON-AFFILIATED    DEFERRED SALES
                                           CONCESSIONS -     BROKER-DEALERS     BROKER-DEALERS         CHARGE-
               PORTFOLIO                   CLASS A SHARES    CLASS A SHARES     CLASS A SHARES      CLASS B SHARES
----------------------------------------- ----------------- ------------------ ------------------ -------------------
Focused Dividend Strategy Portfolio             [__]              [__]               [__]                 [__]
----------------------------------------- ----------------- ------------------ ------------------ -------------------


-----------------------------------------------------------------------------------------------------------------------
                                              CONTINGENT                        AMOUNT REALLOWED    AMOUNT REALLOWED
                                               DEFERRED      FRONT END SALES     TO AFFILIATED     TO NON-AFFILIATED
                                            SALES CHARGE-      CONCESSIONS-      BROKER-DEALERS      BROKER-DEALERS
               PORTFOLIO+                  CLASS C SHARES*   CLASS C SHARES*    CLASS C SHARES*     CLASS C SHARES*
-----------------------------------------------------------------------------------------------------------------------
Focused Dividend Strategy Portfolio             [__]              [__]               [__]                 [__]
-----------------------------------------------------------------------------------------------------------------------

                                                            2004

----------------------------------------- ----------------- ------------------ ------------------ -------------------
                                                            AMOUNT REALLOWED   AMOUNT REALLOWED       CONTINGENT
                                          FRONT-END SALES     TO AFFILIATED    TO NON-AFFILIATED    DEFERRED SALES
                                           CONCESSIONS -     BROKER-DEALERS     BROKER-DEALERS         CHARGE-
               PORTFOLIO                   CLASS A SHARES    CLASS A SHARES     CLASS A SHARES      CLASS B SHARES
----------------------------------------- ----------------- ------------------ ------------------ -------------------
Focused Dividend Strategy Portfolio         $192,026            $4,449              $59,446             $157,417
----------------------------------------- ----------------- ------------------ ------------------ -------------------


-----------------------------------------------------------------------------------------------------------------------
                                              CONTINGENT                        AMOUNT REALLOWED    AMOUNT REALLOWED
                                               DEFERRED      FRONT END SALES     TO AFFILIATED     TO NON-AFFILIATED
                                            SALES CHARGE-      CONCESSIONS-      BROKER-DEALERS      BROKER-DEALERS
               PORTFOLIO+                  CLASS C SHARES*   CLASS C SHARES*    CLASS C SHARES*     CLASS C SHARES*
-----------------------------------------------------------------------------------------------------------------------
Focused Dividend Strategy Portfolio            $63,468            $112,695          $4,176              $108,519
-----------------------------------------------------------------------------------------------------------------------




                                                            2003

--------------------------------------- ----------------- ------------------ ------------------ ----------------- ------------------
                                                          AMOUNT REALLOWED   AMOUNT REALLOWED      CONTINGENT         CONTINGENT
                                        FRONT-END SALES     TO AFFILIATED    TO NON-AFFILIATED   DEFERRED SALES     DEFERRED SALES
                                         CONCESSIONS -     BROKER-DEALERS     BROKER-DEALERS        CHARGE-            CHARGE-
               PORTFOLIO                 CLASS A SHARES    CLASS A SHARES     CLASS A SHARES     CLASS A SHARES     CLASS B SHARES
--------------------------------------- ----------------- ------------------ ------------------ ----------------- ------------------
Focused Dividend Strategy Portfolio        $1,249,495          $46,972          $1,025,640          -                 $101,133
--------------------------------------- ----------------- ------------------ ------------------ ----------------- -----------------

----------------------------------------- ----------------- ------------------ ------------------ -------------------
                                                            AMOUNT REALLOWED   AMOUNT REALLOWED       CONTINGENT
                                          FRONT-END SALES     TO AFFILIATED    TO NON-AFFILIATED    DEFERRED SALES
                                           CONCESSIONS -     BROKER-DEALERS     BROKER-DEALERS         CHARGE-
               PORTFOLIO                   CLASS C SHARES    CLASS A SHARES     CLASS C SHARES      CLASS C SHARES
----------------------------------------- ----------------- ------------------ ------------------ -------------------
Focused Dividend Strategy Portfolio           $318,945           $8,632             $310,313            $13,972
----------------------------------------- ----------------- ------------------ ------------------ -------------------

* On February 20, 2004, the Portfolis redesignated Class II shares as Class C shares. Class II shares carried a front-end sales charge while Class C shares carry no such load. Furthermore, the CDSC schedule is 12 months instead of 18 months.

CONTINGENT DEFERRED SALES CHARGES ("CDSCS") APPLICABLE TO CLASS B SHARES

         Class B shares of the Fund issued to shareholders prior to December 6, 2000 are subject to the CDSC schedule that applied to redemptions of shares of the Fund at that time. Upon a redemption of these shares, the shareholder will receive credit for the period prior to December 6, 2000 during which the shares were held. The following table sets forth the rates of the CDSC applicable to these shares:

            YEARS AFTER PURCHASE               CDSC ON SHARES BEING SOLD
            1st or 2nd year                    4.00%
            3rd or 4th year                    3.00%
            5th year                           2.00%
            6th year                           1.00%
            7th year and thereafter            None


         Class B shares of the Fund issued to shareholders prior to December 6, 2000 convert to Class A shares approximately seven years after purchase.

         Class B shares of the fund issued to shareholders on or after December 6, 2000 until December 31, 2001 are subject to the CDSC schedule that applied to redemptions of shares of the Fund at the time. Upon a redemption of these shares, the shareholder will receive credit for the period to January 2, 2002 during which the shares were held. The following table set forth the rates of the CDSC applicable to these shares:

            YEARS AFTER PURCHASE               CDSC ON SHARES BEING SOLD
            1st                                5.00%
            2nd                                4.00%
            3rd and 4th year                   3.00%
            5th year                           2.00%
            6th year and thereafter            1.00%
            7th year and thereafter            None


         Class B shares of the Fund issued to shareholders prior to December 6, 2000 convert to Class A shares approximately eight years after purchase.

         Any Class B shares purchased on/after January 1, 2002 (other than through the reinvestment of dividends and distributions, which are not subject to the CDSC) will be subject to the CDSC schedule reflected in the current Prospectus.

CDSCS APPLICABLE TO SHAREHOLDERS WHO ACQUIRED SHARES OF THE PORTFOLIO THROUGH A REORGANIZATION

         For Class B and Class C shares of the Portfolio issued to shareholders in connection with the reorganization of a North American Fund into the Portfolio, the CDSC schedule applicable at the time the shareholder originally purchased the shares will continue to apply (even if the shareholder exchanges such shares for another fund distributed by SACS). Upon a redemption of these shares, the shareholder will receive credit for the period prior to the reorganization during which the shares were held. The following table sets forth the rates of the CDSC applicable to these shares:

         CLASS B

         YEARS AFTER PURCHASE                         CDSC ON SHARES BEING SOLD
         Up to 2 years                                5.00%
         2 years or more but less than 3 years        4.00%
         3 years or more but less than 4 years        3.00%
         4 years or more but less than 5 years        2.00%
         5 years or more but less than 6 years        1.00%
         6 or more years                              None

                                     CLASS C

          YEARS AFTER PURCHASE                        CDSC ON SHARES BEING SOLD
          Up to 1 year                                1.00%
          1 year or more                              None


         As discussed under "Shareholder Account Information" in the Prospectus, the CDSC may be waived on redemptions of Class B and Class C shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:


WAIVER OF CONTINGENT DEFERRED SALES CHARGES

DEATH

         CDSCs may be waived on redemptions  within one year following the death
(i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If Class B shares are not redeemed within one year of the death, they will remain Class B shares and be subject to the applicable CDSC, when redeemed.

DISABILITY

         A CDSC may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

DISTRIBUTIONS OR LOANS

         CDSCs may be waived on taxable distributions or loans to participants of qualified retirement plans or retirement accounts (not including rollovers) for which AIG SunAmerica Funds Services, Inc. serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

SYSTEMATIC WITHDRAWAL PLAN

         CDSCs may be waived when routine bill payment or periodic withdrawals are made from an investor's account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established. All dividends and capital gains distributions must be reinvested.

PURCHASES THROUGH THE DISTRIBUTOR

         An investor may purchase shares of the Portfolio through dealers which have entered into selected dealer agreements with the Distributor. An investor's dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Portfolio. Orders received by the Distributor before the close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange ("NYSE") that day. Orders received by the Distributor after the close of business will be executed at the offering price determined at the close of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. The Portfolio will not be responsible for delays caused by dealers.

PURCHASE BY CHECK

        Checks should be made payable to the specific Portfolio or payable to AIG SunAmerica Mutual Funds. In the case of a new account, purchase orders by check must be submitted directly by mail to AIG SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219186, Kansas City, Missouri 64121-9373, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to AIG SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219373, Kansas City, Missouri 64121-9373 and the shareholder's account number should appear on the check. Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of the Portfolio at the net asset value next computed after the check is received. There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See "Shareholder Account Information" in the Prospectus.)

PURCHASE BY FEDERAL FUNDS WIRE

         An investor may make purchases by having his or her bank wire federal funds to the Trust's Transfer Agent Federal funds purchase orders will be accepted only on a day on which the Portfolio and the Transfer Agent are open for business. Orders for purchase of shares received by wire transfer in the form of federal funds will be effected at the next-determined net asset value if received at or prior to the Portfolio's close of business, plus any applicable sales charge. In order to insure prompt receipt of a Federal funds wire, it is important that these steps be followed:

         1. You must have an existing AIG SunAmerica Mutual Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SAFS at:
                  (201) 324-6496.

         2. Call SunAmerica Fund Services' Shareholder Services, toll free at (800) 858-8850, to obtain your new account number.

         3.       Instruct the bank to wire the specified amount to the Transfer
                  Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0 II0-00028; DDA# 99029712, SunAmerica [name of Portfolio, Class] (include shareholder name and account number).

WAIVER OF SALES CHARGES WITH RESPECT TO CERTAIN PURCHASES OF CLASS A SHARES

         To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of the Adviser and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by certain qualified retirement plans or employee benefit plans (other than IRAs). Such plans may include certain employee benefit plans qualified under Sections 401 or 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code (collectively, the "Plans"). A Plan will qualify for purchases at net asset value provided that (a) the initial amount invested in one or more of the Portfolios (or in combination with the shares of other SAMF) is at least $400,000, (b) the sponsor signs a $400,000 Letter of Intent, (c) such shares are purchased by an employer-sponsored plan with at least 75 eligible employees, or (d) the purchases are by trustees or other fiduciaries for certain employer-sponsored plans, the trustee, fiduciary or administrator that has an agreement with the Distributor with respect to such purchases and all such transactions for the plan are executed through a single omnibus account. Further, the sales charge is waived with respect to shares purchased by "wrap accounts" for the benefit of clients of broker-dealers, financial institutions, financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and
(ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Funds may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Fund. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases of shares by a "single person" including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

REDUCED SALES CHARGES (CLASS A SHARES ONLY)

         As discussed under "Shareholder Account Information" in the Prospectus, investors in Class A shares of the Portfolio may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Fund.

COMBINED PURCHASE PRIVILEGE

         The  following  persons may qualify for the sales charge  reductions or
eliminations  by  combining   purchases  of  Portfolio   shares  into  a  single
transaction:

         1. an individual, or a "company" as defined in Section 2(a)(8) of the 1940 Act (which includes corporations that are corporate affiliates of each other);

         2. an individual, his or her spouse and their minor children, purchasing for his, her or their own account;

         3. a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the
Code);

         4. tax-exempt organizations qualifying under Section 501(c)(3) of the Code (not including 403(b) plans);

         5. employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans; and

         6. group purchases as described below.

         A combined purchase currently may also include shares of other funds in SAMF (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with the Distributor.

RIGHTS OF ACCUMULATION

         A purchaser of Portfolio shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued current net asset value), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Portfolio that were previously purchased, shares of the other classes of the same Portfolio, as well as shares of any class of any other Portfolio or of any of the other Portfolios advised by SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

         The shareholder's dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor's or the Transfer Agent's records fails to confirm the investor's represented holdings.

LETTER OF INTENT

         A reduction of sales charges is also available to an investor who, pursuant to a written "Letter of Intent" establishes a total investment goal in Class A shares of one or more Portfolios to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Portfolios made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any Portfolio, or of other funds advised by SunAmerica that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction; provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

         The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under "Rights of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable Portfolio purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the Portfolios pursuant to this purchase plan should carefully read such Letter of Intent.

REDUCED SALES CHARGE FOR GROUP PURCHASES

         Members of qualified groups may purchase Class A shares of the Portfolios under the combined purchase privilege as described above.

         To receive a rate based on combined purchases, group members must purchase Class A shares of a Portfolio through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of a Portfolio's shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member.

         Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer at least annually access to the group's membership by means of written communication or direct presentation to the membership at a meeting; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

         Members of a qualified group include: (i) any group that meets the requirements stated above and is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association that would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring a Portfolio's shares for the benefit of any of the foregoing.

         Interested groups should contact their investment dealer or the Distributor. The Fund reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Portfolio at any time.

NET  ASSET  VALUE  TRANSFER  PROGRAM.  Investors  may  purchase  shares  of  any
SunAmerica Focused Series, Inc. portfolio without being subject to a front-end sales load or contingent deferred sales charge, with the redemption proceeds of shares of other mutual funds (other than funds managed by the Adviser or its affiliates) redeemed within 30 days prior to that purchase. With respect to shares purchased using the redemption proceeds of Class A and Class B shares of other mutual funds, investors will receive Class A shares. With respect to shares purchased using the redemption proceeds of Class C and Class II shares of other mutual funds, investors will receive Class C shares. To qualify for this privilege, the investor's financial advisor must be affiliated with a member company of American International Group, Inc. If requested, the advisor's broker-dealer must supply proof of entitlement to this privilege.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

         Reference  is  made  to  "Shareholder   Account   Information"  in  the
Prospectus for certain information as to the redemption of Portfolio shares.

         If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole, or in part, by a distribution in kind of securities from the Portfolio in lieu of cash. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described below in the section entitled "Determination of Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

         The Distributor is authorized, as agent for the Portfolio, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of the Portfolio next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Portfolio's close of business will be priced based on the next business day's close. Dealers may charge for their services in connection with the repurchase, but neither the Portfolio nor the Distributor imposes any such charge. The offer to repurchase may be suspended at any time.

                               EXCHANGE PRIVILEGE

         Shareholders in the Portfolio may exchange their shares for the same class of shares of any other Portfolio or other SunAmerica Mutual Funds, except SunAmerica Senior Floating Rate Fund, that offer such class at the net asset value per share. Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. Through this program, the minimum exchange amount is $25 and there is no fee for exchanges made. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days' written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

         If a shareholder acquires Class A shares through an exchange from another SunAmerica Mutual Fund where the original purchase of such fund's Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the 1% CDSC, if any, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining whether the 1% CDSC is applicable upon a redemption of any of such shares.

         A shareholder who acquires Class B or Class C shares through an exchange from another SunAmerica Mutual Fund will retain liability for any deferred sales charge outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class B shares to Class A. A shareholder's CDSC schedule will not change from the CDSC schedule that was applicable at the time of purchase.

         Because abusive trading (including short-term "market timing" trading) can hurt the Portfolio's performance, the Portfolio will refuse any exchange sell order (1) if it appears to be a market timing transaction involving a significant portion of the Portfolio's assets or (2) from any shareholder account if previous use of the exchange privilege is considered abusive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.


         In addition, the Portfolio reserves the right to refuse any exchange purchase order if, in the judgment of the Adviser, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected. A shareholder's purchase exchange may be restricted or refused if the Portfolio receives or anticipates simultaneous orders affecting significant portions of the Portfolio's assets. In particular, an pattern of abusive exchanges that coincide with a "market timing" strategy will be disruptive to the Portfolio and may therefore be refused.


                        DETERMINATION OF NET ASSET VALUE

         The Fund is open for business on any day the NYSE is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NAV for each portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. The Portfolio calculates the net asset value of each class of its shares separately by dividing the total value of each class's net assets by the shares outstanding of such class. Investments for which market quotations are readily available are valued at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets are valued at fair value following procedures approved by the Directors.

         Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

         Non-convertible bonds, debentures, other long-term debt securities and short-term securities with original or remaining maturities in excess of 60 days, are normally valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds, when such prices are available; however, in circumstances in which the Adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the U.S. are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one foreign exchange, the Portfolio uses the exchange that is the primary market for the security. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued as of the close of the exchange on which they are traded. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Securities for which market quotations are not readily available or if a development/event occurs that may significantly impact the value the securities, then these securities may be fair valued as determined pursuant to procedures adopted in good faith under the direction of the Fund's Directors. The fair value of all other assets is added to the value of securities to arrive at the Portfolio's total assets.

         The Portfolio's liabilities, including proper accruals of expense items, are deducted from total assets.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

         The Portfolio intends to distribute to the registered holders of its shares substantially all of its net investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses. The Portfolio intends to distribute any net long-term capital gains from the sale of assets in excess of any net short-term capital losses. The Portfolio's current policy is to pay investment income dividends, if any, on a quarterly basis. The Portfolio intends to distribute net capital gains, if any, annually. In determining amounts of capital gains to be distributed, any capital loss carry-forwards from prior years will be offset against capital gains.

         Distributions will be paid in additional Portfolio shares based on the net asset value at the close of business on the ex-dividend or reinvestment date, unless the dividends total in excess of $10.00 per distribution period and the shareholder notifies the Portfolio at least five business days prior to the payment date to receive such distributions in cash.

         If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, no interest will accrue on amounts represented by uncashed dividend or distribution checks.

TAXES

         The Portfolio is qualified and intends to remain qualified and elect to be taxed as a regulated investment company under Subchapter M of the Code for each taxable year. In order to be qualified as a regulated investment company, the Portfolio generally must, among other things, (a) derive at least 90% of its gross income from the sales or other disposition of securities, dividends, interest, proceeds from loans of securities and certain other related income; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Portfolio's assets is represented by cash and cash items, government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount no greater than 5% of the value of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).

         As a regulated investment company, the Portfolio will not be subject to U.S. federal income tax on its ordinary income and net capital gains which it distributes as dividends or capital gains distributions to shareholders provided that it distributes to shareholders an amount at least equal to the sum of 90% of its investment company taxable income for the taxable year and 90% of its net tax-exempt interest income for the taxable year. The Portfolio intends to distribute sufficient income to meet this qualification requirement.

         Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, the Portfolio must distribute during each calendar year the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its net capital gains, I.E., net long-term capital gains in excess of its net short-term capital losses, for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed during such years. To avoid application of the excise tax, the Portfolio intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if actually paid during such calendar year. Additionally, a distribution will be treated as paid on December 31 of a calendar year if it is declared by the distributing Portfolio in October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by such Portfolio during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31 in the calendar year in which such dividend is declared, rather than on the date on which the distributions are actually received.

         Distributions of net investment income and short-term capital gains ("ordinary income dividends") are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. The portion of such ordinary income dividends received from the Portfolio that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of the Portfolio's gross income, exclusive of capital gains from sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain real estate investment trusts, and will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of each taxable year. Distributions of net capital gains (I.E., the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses, and including such gains from certain transactions in futures and options), if any, are taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals generally is 20%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

         Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Except as discussed below, the amount of any contingent deferred sales charge will reduce the amount realized on the sale or exchange for purposes of determining gain or loss. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year and long-term capital gain taxable generally at the maximum rate of 20% if such shares were held for more than one year. A further reduction in the capital gains tax rate may be available with respect to shares of the Portfolio acquired after December 31, 2000 and held for more than five years. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year. Any such loss will be treated as long-term capital loss if such shares were held for more than one year. To the extent not disallowed, any loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution, and any undistributed capital gains included in income by such shareholder with respect to such shares.

         Generally, any loss realized on a sale or exchange of shares of the Portfolio will be disallowed if other shares of the Portfolio are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Under certain circumstances the sales charge incurred in acquiring shares of the Portfolio may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of the Portfolio are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

         Income received by the Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Portfolio will be subject, since the amount of the Portfolio's assets to be invested in various countries is not known. If more than 50% in value of the Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, the Portfolio will be eligible to file an election with the Internal Revenue Service pursuant to which shareholders of the Portfolio will be required to include (in addition to taxable dividends actually received,) their proportionate share of such foreign taxes paid by the Portfolio in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, subject to certain limitations and the Portfolio and the shareholders satisfying certain holding period requirements, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions. Certain retirement accounts which are not subject to tax cannot claim foreign tax credits on investments in foreign securities held in the Portfolio. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Portfolio's election described in this paragraph but will not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on sales of currencies or dispositions of debt securities or certain Forward Contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or loss. These gains, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Portfolio's investment company taxable income available to be distributed to its shareholders as ordinary income. In certain cases, the Portfolio may be entitled to elect to treat foreign currency gains on forward or futures contracts, or options thereon, as capital gains.

         The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and listed options on futures contracts which the Portfolio may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts, when held by the Portfolio at the end of a taxable year, generally are required to be treated as sold at market value on the last business day of such taxable year for Federal income tax purposes ("marked-to-market"). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by the Portfolio from transactions in over-the-counter options written by the Portfolio generally constitute short-term capital gains or losses. Any gain or loss recognized by the Portfolio from transactions in over-the-counter options purchased by the Portfolio generally has the same character as the property to which the option relates has in the hands of the Portfolio (or would have if acquired by the Portfolio). When call options written, or put options purchased, by the Portfolio are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the puts or increased by the premium received for calls.

         A substantial portion of the Portfolio's transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute "straddles" which are defined in the Code as offsetting positions with respect to personal property. A straddle, at least one (but not all) of the positions in which is a Section 1256 contract would constitute a "mixed straddle" under the Code. The Code generally provides with respect to straddles (i) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrecognized gains in the offsetting position, (ii) "wash sale" rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) "short sale" rules which may suspend the holding period of securities owned by the Portfolio when offsetting positions are established and which may convert certain capital losses from short-term to long-term, and (iv) "conversion transaction" rules which recharacterize all or a portion of capital gains as ordinary income. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections are also provided in the Code; no determination has been reached to make any of these elections.

         Code Section 1259 requires the recognition of gain if the Portfolio makes a "constructive sale" of an appreciated financial position (E.G., stock). The Portfolio generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or Forward Contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

         The Portfolio may purchase debt securities (such as zero-coupon, or deferred interest or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by the Portfolio and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by the Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of other securities and use the proceeds to make distributions to shareholders.

         The Portfolio may be required to backup withhold U.S. federal income tax at the rate of 29% in the year 2005, and 28% in the year 2006 and thereafter of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability. Any distributions of net investment income or short-term capital gains made to a foreign shareholder generally will be subject to U.S.
withholding tax of 30% (or a lower treaty rate if applicable to such shareholder).


         The Portfolio may, from time to time, invest in PFICs. A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. Investments in PFICs are subject to special rules designed to prevent deferral of U.S. taxation of a U.S. person's share of a PFIC's earnings. In the absence of certain elections, if the Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Portfolio will be subject to federal income tax on a portion of any "excess distribution" (generally a distribution in excess of a base amount) received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be currently included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. The Portfolio may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Portfolio's taxable year, the Portfolio will recognize the amount of gains, if any, with respect to PFIC stock. Any gains resulting from such elections will be treated as ordinary income. Losses on PFIC stock are allowed only to the extent of such previous gains. Alternatively, the Portfolio may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements applicable to the Portfolio as described above. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

         The Portfolio may invest in real estate investment trusts ("REITs") that hold residual interests in REMICs. Under Treasury regulations that have not yet been finalized, but may apply retroactively, a portion of the Portfolio's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Portfolios, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.


         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes. In addition, foreign investors should consult with their own tax advisors regarding the particular tax consequences to them of an investment in the Portfolio. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management and investment policies.

                                RETIREMENT PLANS

         Shares of the Portfolio may be purchased by various types of qualified retirement plans. The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of the Portfolio through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that anyone considering an acquisition of Shares by a retirement plan consult a tax adviser before the acquisition is made.

PENSION AND PROFIT-SHARING PLANS

         Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

INDIVIDUAL 401(k)

         The individual 401(k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements. The Individual 401(k) is a type of 401(k) plan made newly relevant to owner-only businesses because of changes made to the section 415 and 404 limits provided by the Economic Growth and Tax Relief Act of 2001 (EGTRRA). The Individual 401(k) generally allows for an employer contribution of 25% of compensation and an employee salary deferral up to the limit defined in IRC
Section 402(g). In addition, because of its smaller size, the Individual 401(k) is also less complex and less costly than the typical multiple-employee 401(k) plan.

529 PLAN

         The 529 plan is a state-sponsored educational savings vehicle. Plan assets grow on a tax free basis and distributions from the plan used to pay educational expenses are federal income tax free. In addition, participants may be able to deduct contribution amounts from state income taxes depending on their state or residence. Unlike pre-paid tuition plans, 529 accounts are considered parental assets and only 5.6% of the account balance per year can be considered when determining the amount of eligible financial aid.

TAX-SHELTERED CUSTODIAL ACCOUNTS

         Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of the Portfolio may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS

         Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a Traditional IRA), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION (SARSEP)

         A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee's paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee's income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES (SIMPLE IRA)

         This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee's paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

ROTH IRA

         Roth IRAs were introduced by the Taxpayer Relief Act of 1997. Generally under Section 408A of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute to a Roth IRA. Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

EDUCATION IRA

         Education IRAs were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute up to $500 ($2,000 after 2001) each year to an Education IRA on behalf of a child under the age of 18. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

                              DESCRIPTION OF SHARES

         Ownership of the Portfolio is represented by shares of common stock. The total number of shares that the Portfolio has authority to issue is three billion (3,000,000,000) shares of common stock (par value $0.0001 per share), amounting in aggregate par value to two hundred thousand dollars ($200,000.00).

         Currently, seventeen Portfolios of shares of the Fund have been authorized pursuant to the Fund's Articles of Incorporation ("Articles"): the Focused 2000 Growth Portfolio, the Focused Multi-Cap Growth Portfolio, the Focused Large-Cap Value Portfolio, the Focused 2000 Value Portfolio, the Focused Large-Cap Growth Portfolio, the Focused Technology Portfolio, the Focused Growth and Income Portfolio, the Focused Multi-Cap Value Portfolio, the Focused International Equity Portfolio, the Focused Dividend Strategy Portfolio, the Focused Mid-Cap Growth Portfolio, the Focused Mid-Cap Value Portfolio, SunAmerica Focused Equity Strategy, SunAmerica Focused Multi-Asset Strategy, SunAmerica Focused Balanced Strategy, SunAmerica Focused Fixed Income and Equity Strategy, and SunAmerica Focused Fixed Income Strategy. The Focused Dividend Strategy Portfolio has been divided into three classes of shares, designated as Class A, Class B and Class C shares. The Directors may authorize the creation of additional Portfolios of shares so as to be able to offer to investors additional investment portfolios within the Fund that would operate independently from the Fund's present Portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each Portfolio of the Fund's shares represents the interests of the shareholders of the Portfolio in a particular portfolio of Fund assets. In addition, the Directors may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.

         Shareholders are entitled to a full vote for each full share held. The Directors have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Directors, and appoint their own successors, provided that at all times at least a majority of the Directors have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being elected, while the holders of the remaining shares would be unable to elect any Directors. Although the Fund need not hold annual meetings of shareholders, the Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act. Also, a shareholders meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Fund. In addition, the Directors may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All Portfolios of shares will vote with respect to certain matters, such as election of Directors. When all Portfolios are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Portfolio's policies, only shareholders of the Portfolios affected by the matter may be entitled to vote.

         The classes of shares of a given Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge and a distribution fee, (iii) Class B shares are subject to a CDSC and a distribution fee, (iv) Class B shares convert automatically to Class A shares on the first business day of the month eight years after the purchase of such Class B Shares, (v) Class C shares are subject to a distribution fee and a CDSC, (vi) Class I shares are not subject to any sales charges or distribution fees, (vii) each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan, (viii) Class Z shares are not subject to any sales charge or any distribution, account maintenance or service fee, (ix) Class X shares are not subject to any sales charges or any distribution fees, and (x) each class of shares will be exchangeable only into the same class of shares of any other Portfolio or other SunAmerica Funds that offer that class. All shares of the Fund issued and outstanding and all shares offered by the Prospectus when issued, are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Fund. In addition, shares have no conversion rights, except as described above.

         The Articles provide, to the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted (as limited by the 1940
Act) that no Director or officer of the Fund shall be personally liable to the Fund or to stockholders for money damages. The Articles provide that the Fund shall indemnify (i) the Directors and officers, whether serving the Fund or its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force (as limited by the 1940 Act), including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the Fund's By-laws and be permitted by law. The duration of the Fund shall be perpetual.

                             ADDITIONAL INFORMATION

COMPUTATION OF OFFERING PRICE PER SHARE

         The following is the offering price calculation for each Class of shares of the Portfolio, based on the value of the Portfolio's net assets and number of shares outstanding on October 31, 2005. The offering price for the Portfolio is as of the date of the commencement of its offering.

-------------------------------------------- ----------------------------------------------------------------------
                                                             FOCUSED DIVIDEND STRATEGY PORTFOLIO++
-------------------------------------------- ----------------------- ----------------------- ----------------------
                                                    Class A                Class B**               Class C+
-------------------------------------------- ----------------------- ----------------------- ----------------------
Net Assets..........................              $[________]             $[________]             $[________]
-------------------------------------------- ----------------------- ----------------------- ----------------------
Number of Shares Outstanding .......               [________]              [________]              [________]
-------------------------------------------- ----------------------- ----------------------- ----------------------
Net  Asset  Value  Per  Share  (net  assets
divided by number of shares) .......              $[________]             $[________]             $[________]
-------------------------------------------- ----------------------- ----------------------- ----------------------
Sales chargefor Class A Shares:
5.75% of offering price (6.10% of net
asset value per share)*.............               [________]              [________]              [________]
-------------------------------------------- ----------------------- ----------------------- ----------------------
Offering Price......................              $[________]             $[________]             $[________
-------------------------------------------- ----------------------- ----------------------- ----------------------

* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ The Offering Price calculations reflects the calculations for Class II shares, which were redesignated Class C shares on February 20, 2004. Class C shares may be subject to a contingent deferred sales charge on redemption of shares within twelve months of purchase.

++ Offering Price calculations for Focused Dividend Strategy Portfolio are as of [________].


REPORTS TO SHAREHOLDERS

         The Fund sends audited annual and unaudited semi-annual reports to shareholders of the Portfolio. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Fund to confirm transactions in the account.

CUSTODIAN AND TRANSFER AGENCY

         State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, serves as custodian and as Transfer Agent for the Portfolio and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Fund. Transfer agent functions are performed for State Street by Boston Financial Data Services, P.O. Box 219572, Kansas City, MO 64121-5972, an affiliate of State Street.

         INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL. [ ], 1201 Louisiana, Suite 2900 Houston, TX 77002 has been selected to serve as the Corporation's independent accountants and in that capacity examines the annual financial statements of the Corporation. The firm of Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022, has been selected as legal counsel to the Corporation.

                              FINANCIAL STATEMENTS

         The Fund's audited financial statements are incorporated into this Statement of Additional Information by reference to its 2005 annual report or semi-annual report to shareholders. You may request a copy of the Fund's annual and semi-annual report at no charge by calling (800) 858-8850 or writing the Fund at AIG SunAmerica Fund Services, Inc., Mutual Fund Operations, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

                                    APPENDIX

                   CORPORATE BOND AND COMMERCIAL PAPER RATINGS

DESCRIPTION OF MOODY'S CORPORATE RATINGS

         Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

         A Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

         Baa Bonds rated Baa are considered as medium grade obligations; I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B Bonds rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         NOTE: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

                                      Appendix-1

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

         The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

         -- Leading market positions in well established industries

         -- High rates of return on funds employed

         -- Conservative capitalization structures with moderate reliance on debt and ample asset protection

         -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation

         -- Well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

         If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

         Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.

                                      Appendix-2

DESCRIPTION OF STANDARD & POOR'S CORPORATE DEBT RATINGS

         A Standard & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

         The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

         A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

         BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

                  Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

         BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

         B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                                      Appendix-3

         CCC Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

         CI The rating CI is reserved for income bonds on which no interest is being paid.

         D Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

         Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

         L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal
                  Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

         * Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

         NR       Indicates  that no rating  has been  requested,  that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

         Debt Obligations of Issuers outside the U.S. and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit-worthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS

         Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," "BBB," commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

                                      Appendix-4

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

         A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

         A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

         A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

         B Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

         C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

         D This rating indicates that the issue is either in default or is expected to be in default upon maturity.

         The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.


                                      Appendix-5

                                     PART C


                                OTHER INFORMATION

Item 23:           Exhibits.

(a)        (i)     Articles of Incorporation, as Amended. Incorporated herein by reference to Exhibit 1(A) of the Registrant's Registration
                   Statement on Form N-1A (File No. 333-11283) filed on August
                   30, 1996.

           (ii) Articles Supplementary dated August 1, 1996. Incorporated herein by reference to Exhibit 1(B) of the Registrant's Registration Statement on Form N-1A (File No. 333- 11283) filed on August 30, 1996.

           (iii) Articles of Amendment dated August 19, 1996. Incorporated herein by reference to Exhibit 1(C) of the Registrant's Registration Statement on Form N-1A (File No. 333- 11283) filed on August 30, 1996.

           (iv) Articles of Amendment dated November 13, 1996. Incorporated herein by reference to Exhibit 1(D) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 14, 1996.

           (v) Articles Supplementary of Amendment dated September 23, 1997. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

           (vi) Articles Supplementary of Amendment dated April 15, 1998. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

           (vii) Articles Supplementary dated May 15, 1998. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

           (viii) Articles of Amendment dated March 29, 1999. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

           (ix) Articles of Amendment dated September 8, 1999. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

           (x) Articles Supplementary dated November 1, 1999. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

           (xi) Articles Supplementary dated May 22, 2000. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

           (xii) Articles Supplementary dated March 1, 2001. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

           (xiii) Articles of Amendment dated September 26, 2001. Incorporated herein by reference to Pre-Effective Amendment No. 1 to
                   Exhibit 1(M) of the Registrant's Registration Statement On Form N-14 (File no. 333-67844) filed on October 3, 2001.

           (xiv) Articles Supplementary dated September 27, 2001. Incorporated herein by reference to Pre-Effective Amendment No. 1 to
                   Exhibit 1(N) of the Registrant's Registration Statement on Form N-14. (File no. 333-67844) filed on October 3, 2001.

           (xv) Articles Supplementary dated April 16, 2002. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on June 19, 2002.

           (xvi) Articles Supplementary dated October 23, 2002. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on October 28, 2002.

           (xvii) Articles of Amendment dated December 17, 2003. Incorporated herewith by reference to the identically numbered Exhibit of Post-Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 20, 2004.

           (xviii) Articles of Amendment dated February 17, 2004. Incorporated herewith by reference to the identically numbered Exhibit of Post-Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 20, 2004.



(b) By-Laws. Incorporated herein by reference to Exhibit 2 of the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on August 30, 1996.

(c) Instruments Defining Rights of Shareholders. Incorporated herein by reference to Exhibits (a) and (b) above.

(d)        (i)     Investment Advisory and Management Agreement. Incorporated
                   herewith by reference to the identically numbered Exhibit of Post-Effective Amendment No. 45 to the Registrant's
                   Registration Statement on Form N-1A (File No. 333-11283) filed on February 20, 2004.


           (i)(a) Investment Advisory and Management Agreement. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 49 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on August 2, 2005.

(e)        (i)     Distribution Agreement. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective
                   Amendment No. 49 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on August 2, 2005.

           (ii) Form of Selling Agreement. Incorporated herewith by reference to the identical numbered Exhibit of Post-Effective
                   Amendment No. 34 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283 filed on January 30, 2002).


(f) Disinterested Trustees and Directors' Retirement Plan. Incorporated herein by reference to Exhibit 7 of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 14, 1996.

(g) Custodian Agreement. Incorporated herein by reference to Exhibit 8 of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333- 11283) filed on November 14, 1996.

(h)        (i)     Service Agreement. Incorporated herein by reference to
                   the identically numbered Exhibit of Post-Effective
                   Amendment No. 49 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on August 2, 2005.


           (ii) Transfer Agency Agreement. Incorporated herein by reference to Exhibit 9(b) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A

           (iii) Administrative and Shareholder Services Agreement. Incorporated herewith by reference to the identically numbered Exhibit of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 1, 2001.


(i)(1)     Opinion and Consent of Counsel. To be filed by amendment.

(j)(i)(1)  Consent of Independent Auditors (___). To be filed by amendment.




(k)        Not applicable.

(l)        Not applicable.


(m)        (i)     Distribution Plans. Incorporated herein by reference to
                   the identically numbered Exhibit of Post-Effective
                   Amendment No. 49 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on August 2, 2005.


(n)        Not applicable.

(o)        (i)     Amended and Restated 18f-3 Plan. Incorporated herewith by
                   reference to the identically numbered Exhibit of Post-Effective Amendment No. 45 to the Registrant's
                   Registration Statement on Form N-1A (File No. 333-11283) filed on February 20, 2004.


           (ii) Power of Attorney for Peter A. Harbeck, Donna M. Handel, Jeffrey S. Burum, Samuel M. Eisenstat, Stephen J. Gutman, William F. Devin, Dr. Judith L. Craven, Robert M. Zaken and William J. Shea, dated November 30, 2004. Filed herewith.

           (iii) Power of Attorney for Vincent M. Marra, dated December 29, 2004. Filed herewith.

(p)        (i)     Code of Ethics for AIG SunAmerica Asset Management Corp.
                   Filed herewith.



Item 24.           Persons Controlled by or Under Common Control with Registrant

           There are no persons controlled by or under common control with Registrant.

Item 25.           Indemnification

     5.01 Indemnification of Directors and Officers. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than a proceeding by or in the right of the Corporation in which such person shall have been adjudged to be liable to the Corporation), by reason of being or having been a director or officer of the Corporation, or serving or having served at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another entity in which the Corporation has an interest as a shareholder, creditor or otherwise (a "Covered Person"), against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable expenses (including attorney's fees) actually incurred by the Covered Person in connection with any such action, suit or proceeding, except (i) liability in connection with any proceeding in which it is determined that (A) the act or omission of the Covered Person was material to the matter giving rise to the proceeding, and was committed in bad faith or was the result of active and deliberate dishonesty, or (B) the Covered Person actually received an improper personal benefit in money, property or services, or (C) in the case of any criminal proceeding, the Covered Person had reasonable cause to believe that the act or omission was unlawful, and (ii) liability to the Corporation or its security holders to which the Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (any or all of the conduct referred to in clauses (i) and (ii) being hereinafter referred to as "Disabling Conduct").

     5.02 Procedure for Indemnification. Any indemnification under Section 5.01 shall (unless ordered by a court) be made by the Corporation only as authorized for a specific proceeding by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of the proceeding against the Covered Person for insufficiency of evidence of any Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, by a majority of a quorum of the directors who are neither "interested persons" of the Corporation as defined in the Investment Company Act of 1940 nor parties to the proceeding ("Disinterested Non-Party Directors"), or an independent legal counsel in a written opinion, that the Covered Person was not liable by reason of Disabling Conduct. The termination of any proceeding by judgment, order or settlement shall not create a presumption that the Covered Person did not meet the required standard of conduct; the termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, shall create a rebuttable presumption that the Covered Person did not meet the required standard of conduct. Any determination pursuant to this Section 5.02 shall not prevent recovery from any Covered Person of any amount paid to him in accordance with this By-Law as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to be liable by reason of Disabling Conduct.

     5.03 Advance Payment of Expenses. Reasonable expenses (including attorneys' fees) incurred by a Covered Person may be paid or reimbursed by the Corporation in advance of the final disposition of an action, suit or proceeding upon receipt by the Corporation of (i) a written affirmation by the Covered Person of his good faith belief that the standard of conduct necessary for indemnification under this By-Law has been met and (ii) a written undertaking by or on behalf of the Covered Person to repay the amount if it is ultimately determined that such standard of conduct has not been met, so long as either (A) the Covered Person has provided a security for his undertaking, (B) the Corporation is insured against losses arising by reason of any lawful advances, or (C) a majority of a quorum of the Disinterested Non-Party Directors, or an independent legal counsel in a written opinion, has determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

     5.04 Exclusivity, Etc. The indemnification and advance of expenses provided by this By-Law shall not be deemed exclusive of any other rights to which a Covered Person seeking indemnification or advance or expenses may be entitled under any law (common or statutory), or any agreement, vote of stockholders or disinterested directors, or other provision that is consistent with law, both as to action in an official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the Corporation, shall continue in respect of all events occurring while the Covered Person was a director or officer after such Covered Person has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of such Covered Person. The Corporation shall not be liable for any payment under this By-Law in connection with a claim made by a director or officer to the extent such director or officer has otherwise actually received payment, under an insurance policy, agreement, vote or otherwise, of the amounts otherwise indemnifiable hereunder. All rights to indemnification and advance of expenses under the Charter and hereunder shall be deemed to be a contract between the Corporation and each director or officer of the Corporation who serves or served in such capacity at any time while this By-Law is in effect. Nothing herein shall prevent the amendment of this By-Law, provided that no such amendment shall diminish the rights of any Covered Person hereunder with respect to events occurring or claims made before its adoption or as to claims made after its adoption in respect of events occurring before its adoption. Any repeal or modification of this By-Law shall not in any way diminish any rights to indemnification or advance of expenses of a Covered Person or the obligations of the Corporation arising hereunder with respect to events occurring, or claims made, while this By-Law or any provision hereof is in force.

     5.05 Insurance. The Corporation may purchase and maintain insurance on behalf of any Covered Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such; provided, however, that the Corporation shall not purchase insurance to indemnify any Covered Person against liability for Disabling Conduct.

     5.06 Severability: Definitions. The invalidity or unenforceability of any provision of this Article V shall not affect the validity or enforceability of any other provision hereof. The phrase "this By-Law" in this Article V means this Article V in its entirety.

                  Section 8 of the Article of Incorporation provides as follows:

     (5) The Corporation shall indemnify (i) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the By-Laws of the Corporation and as permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such By-Laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. The right of indemnification provided hereunder shall not be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     (6) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that this provision shall not be construed to protect any director or officer against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. No amendment, modification or repeal of this provision shall adversely affect any right or protection provided hereunder that exists at the time of such amendment, modification or repeal.

Item 26.           Business and other Connections of Investment Adviser

          SunAmerica is primarily in the business of providing investment management, advisory and administrative services. Reference is made to the most recent Form ADV and schedules thereto of SunAmerica on file with the Commission (File No. 801-19813) for a description of the names and employment of the directors and officers of SunAmerica and other required information.

Item 27.           Principal Underwriters

          (a) The principal underwriter of the Registrant also acts as principal underwriter for:

                   SunAmerica Income Funds
                   SunAmerica Money Market Funds, Inc.
                   SunAmerica Equity Funds
                   SunAmerica Senior Floating  Rate Fund, Inc.
                   AIG Series Trust

          (b) The following persons are the officers and directors of SunAmerica Capital Services, Inc., the principal underwriter of Registrant's Shares:

    Name and Principal        Position With               Position with
     Business Address         Underwriter                 the Registrant
---------------------------   -------------------------   ----------------------

Peter A. Harbeck              Director                    Director
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311

J. Steven Neamtz              Chief Executive Officer,    Vice President
Harborside Financial Center   President and Director
3200 Plaza 5
Jersey City, NJ 07311

          (c)      Not applicable.

Item 28.           Location of Accounts and Records

          State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, and its affiliate, National Financial Data Services, collectively, act as custodian, transfer agent and dividend paying agent. They maintain books, records and accounts pursuant to the instructions of the Fund.

          SunAmerica is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. SunAmerica also maintains records at 2929 Allen Parkway, Houston, Texas 77019.

The Adviser maintains the books, accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.

Item 29.           Management Services

          Not applicable.

Item 30.           Undertakings

          Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 50 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Jersey City, and State of New Jersey, on the 29th day of December, 2005.


                                        SUNAMERICA FOCUSED SERIES, INC.
                                        (Registrant)



                                        By:              *
                                           -------------------------------------
                                           Vincent Marra
                                           President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A has been signed by the following persons in the capacities and on the date indicated.



       SIGNATURES                       TITLE                      DATE
---------------------------   ------------------------------   -----------------
            *
---------------------------   Director                         December 29, 2005
Peter A. Harbeck


/s/ Donna M. Handel           Treasurer
---------------------------   (Principal Financial and         December 29, 2005
                              Accounting Officer)
Donna M. Handel


            *
---------------------------   Director                         December 29, 2005
Jeffrey S. Burum


            *
---------------------------   Director                         December 29, 2005
Samuel M. Eisenstat


            *
---------------------------   Director                         December 29, 2005
Stephen J. Gutman


            *
---------------------------   Director                         December 29, 2005
William F. Devin


            *
---------------------------   Director                         December 29, 2005
Dr. Judith L. Craven


            *
---------------------------   Director                         December 29, 2005
William J. Shea


            *                 President
---------------------------   (Principal Executive Officer)    December 29, 2005
Vincent Marra


*By: /s/ Donna M. Handel
     -----------------------------------                       December 29, 2005
     Donna M. Handel, Attorney-in-Fact

                                INDEX TO EXHIBITS

(o)(ii) Power of Attorney for Peter A. Harbeck, Donna M. Handel, Jeffrey S. Burum, Samuel E. Eisenstat, Stephen J. Gutman, William F. Devin, Dr. Judith L. Craven, Robert M. Zakem and William J. Shea, dated November 30, 2004.

(o)(iii)  Power of Attorney for Vincent M. Marra, dated December 29, 2004.